UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2014

MFS® INTERNATIONAL NEW DISCOVERY FUND

MIO-ANN

MFS® INTERNATIONAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

A rift is growing between U.S. and global economic growth. The U.S. economy has regained momentum, with a more robust labor market and steadily declining unemployment, increased consumer confidence and growing industrial output. Corporate earnings remain strong overall.

However, the rest of the global economy is struggling. The sluggish eurozone economy is now the largest impediment to global growth. With high unemployment and low inflation, the region has been unable to gain traction since the 2008 – 2009 financial crisis. The European Central Bank’s efforts to stimulate growth have had limited success.

In Asia, China is struggling to boost its industrial output and Japan’s economic momentum has slowed after its sales tax increase in April.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

November 14, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bunzl PLC	3.2%
Bellway PLC	1.3%
Croda International PLC	1.3%
OBIC Co. Ltd.	1.3%
Amadeus Holdings AG	1.3%
NEXT PLC	1.2%
Sonova Holding AG	1.1%
Symrise AG	0.9%
Schroders PLC	0.9%
Christian Dior S.A.	0.9%

Equity sectors
Financial Services	17.0%
Special Products & Services	15.5%
Retailing	9.0%
Health Care	7.7%
Consumer Staples	7.5%
Industrial Goods & Services	6.9%
Technology	6.9%
Basic Materials	6.5%
Leisure	5.9%
Autos & Housing	5.5%
Transportation	3.5%
Energy	2.9%
Utilities & Communications	2.6%

Issuer country weightings (x)
United Kingdom	27.5%
Japan	15.4%
Germany	6.1%
France	4.8%
Brazil	3.6%
United States	3.5%
Canada	3.3%
Denmark	3.2%
Switzerland	2.9%
Other Countries	29.7%

Currency exposure weightings (y)
British Pound Sterling	27.5%
Euro	15.6%
Japanese Yen	15.4%
United States Dollar	5.2%
Hong Kong Dollar	4.0%
Brazilian Real	3.6%
Canadian Dollar	3.3%
Danish Krone	3.2%
Swiss Franc	2.9%
Other Currencies	19.3%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 9/30/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2014, Class A shares of the MFS International New Discovery Fund (“fund”) provided a total return of 1.97%, at net asset value. This compares with a return of 4.52% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the industrial goods & services sector was a key driver to underperformance relative to the MSCI All Country World (ex-US) Small Mid Cap Index. Holdings of poor-performing specialty engineering and construction company JGC (b) (Japan) detracted from relative performance. Shares came under pressure after the company reduced earnings guidance in response to lower realized profit margins on their current projects.

4

Management Review – continued

Security selection and an overweight position in the retailing sector dampened relative performance. Holdings of fashion and beauty products maker Christian Dior (b) (France) weighed on relative performance. The stock struggled to gain ground during the reporting period due to downgrades by industry analysts and flat earnings results. Weak performance from LVMH (Louis Vuitton Moet Hennessy), in which the company owns forty percent of their stock, contributed to the company’s downgrade.

Stock selection in the energy and transortation sectors hindered relative performance. Within the energy sector, there were no individual securities that were among the fund’s top relative detractors. Within the transportation sector, the timing of the fund’s overweight position in Mexican aircraft transportation services company Controladora Vuela weighed on relative performance.

Elsewhere, the fund’s overweight positions in specialty chemical products maker Croda International (United Kingdom), U.K.-based customer services provider Serco Group, automobile parts manufacturer Ford Otomotiv Sanayi, Turkish mining company Iluka Resources, South Korean LED device manufacturer Seoul Semiconductor, and insurance company Brasil Insurance Participacoes dampened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in special products & services sector contributed to relative performance during the reporting period. The fund’s overweight position in distribution and outsourcing service provider Bunzl (United Kingdom) supported relative results. Shares of Bunzl spiked as the company benefited from consistent organic growth, accretion from their acquisitions, and increased demand during the reporting period. The timing of the fund’s overweight position in shares of strong-performing education services provider Kroton Educacional (Brazil) also helped.

Elsewhere, the fund’s out-of-benchmark holdings of automobile component manufacturer Motherson Sumi Systems (b) (India) and commercial bank Federal Bank (b) (India) bolstered relative performance as both stocks beat the benchmark during the reporting period. The fund’s overweight positions in apparel retailer Next Group (United Kingdom), home building company Bellway (United Kingdom), Switzerland-based medical device company Sonova, independent power producer Glow Energy (Thailand) contributed to relative performance. Holdings of Canada-based convenience store operator Alimentation Couche (b) and an overweight position in medical device maker Fisher & Paykel Healthcare (New Zealand) also helped.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative

5

Management Review – continued

performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	1.97%	10.87%	9.61%	N/A
B	10/02/00	1.18%	10.05%	8.83%	N/A
C	10/02/00	1.21%	10.05%	8.83%	N/A
I	10/09/97	2.19%	11.14%	9.92%	N/A
R1	4/01/05	1.17%	10.03%	N/A	7.54%
R2	10/31/03	1.68%	10.60%	9.31%	N/A
R3	4/01/05	1.94%	10.87%	N/A	8.34%
R4	4/01/05	2.23%	11.14%	N/A	8.63%
R5	6/01/12	2.28%	N/A	N/A	14.98%
529A	7/31/02	1.92%	10.80%	9.46%	N/A
529B	7/31/02	1.15%	9.98%	8.68%	N/A
529C	7/31/02	1.13%	9.97%	8.68%	N/A
Comparative benchmark
MSCI All Country World (ex-US) Small Mid Cap Index (f)		4.52%	7.90%	8.78%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(3.89)%	9.56%	8.97%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.82)%	9.77%	8.83%	N/A
C With CDSC (1% for 12 months) (v)		0.21%	10.05%	8.83%	N/A
529A With initial Sales Charge (5.75%)		(3.94)%	9.50%	8.81%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(2.85)%	9.70%	8.68%	N/A
529C With CDSC (1% for 12 months) (v)		0.13%	9.97%	8.68%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2014 through September 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2014 through September 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Expenses Paid During Period (p) 4/01/14-9/30/14
A	Actual	1.34%	$1,000.00	$969.16	$6.61
	Hypothetical (h)	1.34%	$1,000.00	$1,018.35	$6.78
B	Actual	2.09%	$1,000.00	$965.27	$10.30
	Hypothetical (h)	2.09%	$1,000.00	$1,014.59	$10.56
C	Actual	2.09%	$1,000.00	$965.53	$10.30
	Hypothetical (h)	2.09%	$1,000.00	$1,014.59	$10.56
I	Actual	1.09%	$1,000.00	$970.33	$5.38
	Hypothetical (h)	1.09%	$1,000.00	$1,019.60	$5.52
R1	Actual	2.09%	$1,000.00	$965.32	$10.30
	Hypothetical (h)	2.09%	$1,000.00	$1,014.59	$10.56
R2	Actual	1.59%	$1,000.00	$967.99	$7.84
	Hypothetical (h)	1.59%	$1,000.00	$1,017.10	$8.04
R3	Actual	1.34%	$1,000.00	$969.28	$6.62
	Hypothetical (h)	1.34%	$1,000.00	$1,018.35	$6.78
R4	Actual	1.09%	$1,000.00	$970.55	$5.38
	Hypothetical (h)	1.09%	$1,000.00	$1,019.60	$5.52
R5	Actual	0.98%	$1,000.00	$970.69	$4.84
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
529A	Actual	1.34%	$1,000.00	$969.06	$6.61
	Hypothetical (h)	1.34%	$1,000.00	$1,018.35	$6.78
529B	Actual	2.13%	$1,000.00	$965.41	$10.49
	Hypothetical (h)	2.13%	$1,000.00	$1,014.39	$10.76
529C	Actual	2.14%	$1,000.00	$965.27	$10.54
	Hypothetical (h)	2.14%	$1,000.00	$1,014.34	$10.81

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.05% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

Expense Table – continued

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.31%, $6.47 and $6.63 for Class A, 2.06%, $10.15 and $10.40 for Class B, 2.06%, $10.15 and $10.40 for Class C, 1.06%, $5.24 and $5.37 for Class I, 2.06%, $10.15 and $10.40 for Class R1, 1.56%, $7.70 and $7.89 for Class R2, 1.31%, $6.47 and $6.63 for Class R3, 1.06%, $5.24 and $5.37 for Class R4, 0.95%, $4.69 and $4.81 for Class R5, 1.31%, $6.47 and $6.63 for Class 529A, 2.10%, $10.35 and $10.61 for Class 529B, and 2.11%, $10.40 and $10.66 for Class 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

12

PORTFOLIO OF INVESTMENTS

9/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.9%
Issuer	Shares/Par	Value ($)
Aerospace - 0.9%
Cobham PLC	2,610,209	$12,250,708
Meggitt PLC	2,361,020	17,269,985
MTU Aero Engines AG	155,880	13,289,117
Saab AB, “B”	199,440	4,891,258

		$47,701,068
Airlines - 1.9%
Controladora Vuela Compania de Aviacion S.A.B. de C.V., ADR (a)	1,050,450	$9,117,906
Copa Holdings S.A., “A”	308,483	33,097,141
Koninklijke Vopak N.V.	184,240	9,919,982
Stagecoach Group PLC	6,988,526	41,562,728

		$93,697,757
Alcoholic Beverages - 0.4%
Carlsberg Group	147,199	$13,058,442
Davide Campari-Milano S.p.A.	1,242,119	8,966,026

		$22,024,468
Apparel Manufacturers - 2.0%
Burberry Group PLC	506,753	$12,361,307
Christian Dior S.A.	263,947	44,137,942
Cia. Hering S.A.	430,500	4,361,720
Gerry Weber International AG	380,243	15,015,514
Global Brands Group Holding Ltd. (a)	4,225,138	930,473
Li & Fung Ltd.	4,225,138	4,799,284
Stella International Holdings Ltd.	7,507,591	19,482,406

		$101,088,646
Automotive - 2.6%
D’Ieteren S.A.	261,869	$10,164,059
ElringKlinger AG	270,538	7,995,190
Ford Otomotiv Sanayi S.A. (a)	290,456	3,336,375
GKN PLC	2,397,446	12,310,226
Guangzhou Automobile Group Co. Ltd., “H”	25,307,750	24,477,125
Koito Manufacturing Co. Ltd.	715,000	19,420,880
Motherson Sumi Systems Ltd.	2,453,687	15,718,932
Takata Corp.	725,300	16,453,580
Tofas Turk Otomobil Fabriikasi A.S.	595,860	3,350,248
USS Co. Ltd.	1,161,900	17,797,967

		$131,024,582

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Biotechnology - 0.2%
Abcam PLC	550,379	$3,582,757
Lonza Group AG	57,685	6,958,705

		$10,541,462
Broadcasting - 0.8%
Havas S.A.	2,199,204	$16,979,836
Nippon Television Holdings, Inc.	610,800	9,322,810
ProSiebenSat.1 Media AG	160,644	6,394,152
Proto Corp.	568,700	8,291,327

		$40,988,125
Brokerage & Asset Managers - 4.9%
Aberdeen Asset Management PLC	6,458,597	$41,705,316
Bolsa Mexicana de Valores S.A. de C.V.	5,397,996	11,643,643
CETIP S.A. Mercados Organizados	985,273	12,196,414
Computershare Ltd.	2,134,790	22,728,442
Daiwa Securities Group, Inc.	2,388,000	18,918,926
Hargreaves Lansdown PLC	1,114,687	16,972,585
ICAP PLC	1,982,375	12,394,700
IG Group Holdings PLC	2,141,489	20,639,107
Osaka Securities Exchange Co. Ltd.	222,700	5,285,508
Rathbone Brothers PLC	947,957	29,306,403
Schroders PLC	1,156,966	44,612,855
Yuanta Financial Holding Co. Ltd.	26,005,644	12,823,507

		$249,227,406
Business Services - 12.1%
Amadeus Fire AG	183,730	$12,846,851
Amadeus Holdings AG	1,729,808	64,432,755
Ashtead Group PLC	521,672	8,760,565
Brenntag AG	506,043	24,845,847
Brunel International N.V.	295,818	6,744,348
Bunzl PLC	6,163,489	160,136,345
Capgemini	157,646	11,290,957
Capita PLC	1,705,503	32,063,566
Cognizant Technology Solutions Corp., “A” (a)	446,266	19,979,329
Compass Group PLC	2,423,482	39,150,769
CTS Eventim AG	270,894	7,653,955
DKSH Holding Ltd.	50,944	3,779,768
Edenred	303,993	7,490,673
Electrocomponents PLC	1,448,122	5,202,008
Exova Group PLC (a)	3,324,060	9,511,232
Intertek Group PLC	632,964	26,804,570
LPS Brasil - Consultoria de Imoveis S.A.	1,362,800	6,074,210

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
LSL Property Services PLC	2,219,605	$11,730,499
MITIE Group PLC	1,841,882	8,566,871
Nomura Research Institute Ltd.	741,800	23,977,032
Premier Farnell PLC	2,240,743	6,611,296
Rightmove PLC	823,202	28,536,142
Serco Group PLC	3,846,675	17,841,302
Sodexo	371,989	36,307,663
Travis Perkins PLC	386,837	10,381,674
Wolseley PLC	75,502	3,968,210
Zoopla Property Group PLC (a)	4,860,060	18,641,444

		$613,329,881
Cable TV - 2.1%
Astro Malaysia Holdings Berhad	34,486,259	$35,216,878
Eutelsat Communications	534,604	17,237,749
SES	490,340	16,953,993
Ziggo N.V. (a)	738,569	34,481,925

		$103,890,545
Chemicals - 0.5%
Orica Ltd.	766,603	$12,685,666
Victrex PLC	478,278	12,452,287

		$25,137,953
Computer Software - 1.9%
AVEVA Group PLC	202,796	$5,059,658
Dassault Systemes S.A.	106,732	6,831,213
OBIC Business Consultants Co. Ltd.	316,800	9,055,555
OBIC Co. Ltd.	1,853,600	66,251,306
Totvs S.A.	625,528	9,514,210

		$96,711,942
Computer Software - Systems - 1.5%
Brother Industries Ltd.	1,293,000	$23,920,647
Konica Minolta, Inc.	1,102,000	11,896,677
Linx S.A.	421,700	8,820,770
NICE Systems Ltd.	413,463	16,749,801
Venture Corp. Ltd.	2,177,000	12,986,572

		$74,374,467
Conglomerates - 1.1%
DCC PLC	470,603	$26,014,741
First Pacific Co. Ltd.	20,751,150	21,620,096
Smiths Group PLC	335,505	6,874,946

		$54,509,783

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.9%
Bellway PLC	2,694,534	$68,094,231
DuluxGroup Ltd.	2,762,757	13,449,261
Geberit AG	94,956	30,588,833
Semen Indonesia Persero Tbk PT	5,152,720	6,522,832
Techtronic Industries Co. Ltd.	9,657,500	27,922,094

		$146,577,251
Consumer Products - 2.5%
Beiersdorf AG	267,000	$22,304,680
Dabur India Ltd.	7,147,854	25,710,748
Kimberly-Clark de Mexico S.A. de C.V., “A”	3,253,524	7,679,290
LG Household & Healthcare Ltd.	32,999	15,854,530
Milbon Co. Ltd.	241,596	8,018,322
PZ Cussons	531,867	3,153,198
Shiseido Co. Ltd.	222,500	3,670,971
Societe BIC S.A.	49,516	6,369,804
Uni-Charm Corp.	1,405,500	32,044,247

		$124,805,790
Consumer Services - 2.3%
Abril Educacao S.A. (a)	1,550,670	$8,203,933
Dignity PLC	1,700,539	40,387,541
Estacio Participacoes S.A.	1,736,620	18,049,071
GAEC Anima Educacao S.A.	734,900	8,883,951
Kakaku.com, Inc.	289,200	4,108,262
Kroton Educacional S.A.	2,718,816	17,083,195
Localiza Rent a Car S.A.	701,513	10,171,258
Park24 Co Ltd.	321,000	5,121,951
Rakuten	180,200	2,075,155

		$114,084,317
Containers - 0.8%
Klabin S.A., IEU	1,813,300	$8,771,105
Mayr-Melnhof Karton AG	127,604	13,536,633
Viscofan S.A.	320,593	17,545,697

		$39,853,435
Electrical Equipment - 2.1%
Bajaj Electricals Ltd.	2,117,960	$9,173,483
Domino Printing Sciences PLC	1,206,483	11,950,487
IMI PLC	595,477	11,822,851
Kaba Holding AG	4,278	1,984,933
Keyence Corp.	15,500	6,736,335
Legrand S.A.	238,002	12,344,358

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - continued
OMRON Corp.	103,621	$4,705,107
Pfeiffer Vacuum Technology AG	69,906	5,884,847
Sensata Technologies Holding B.V. (a)	312,284	13,906,007
Spectris PLC	920,877	26,874,852

		$105,383,260
Electronics - 2.9%
Advantech Co. Ltd.	2,079,893	$14,700,340
ASM International N.V.	601,480	21,823,141
Chroma Ate, Inc.	8,414,000	23,372,606
Halma PLC	1,384,817	13,677,385
Hirose Electric Co. Ltd.	79,708	9,840,404
Infineon Technologies AG	1,431,553	14,813,952
Seoul Semiconductor Co. Ltd.	515,028	11,689,098
Siliconware Precision Industries Co.	15,848,000	21,750,982
Stanley Electric Co. Ltd.	612,531	13,247,536

		$144,915,444
Energy - Independent - 1.7%
Cairn Energy PLC (a)	1,719,978	$4,891,703
Canadian Oil Sands Ltd.	620,200	11,440,986
Gran Tierra Energy, Inc. (a)	5,518,989	30,503,631
Japan Petroleum Exploration Co. Ltd.	158,700	6,091,881
MEG Energy Corp. (a)	438,942	13,474,553
TORC Oil & Gas Ltd. (l)	1,105,029	12,649,200
Tourmaline Oil Corp. (a)	163,093	7,227,381

		$86,279,335
Engineering - Construction - 1.1%
JGC Corp.	965,000	$26,343,378
Mills Estruturas e Servicos de Engenharia S.A.	1,379,600	10,088,792
Outotec Oyj (l)	428,741	3,239,797
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	954,760	13,124,440
Toshiba Plant Kensetsu Co. Ltd.	291,000	4,897,980

		$57,694,387
Food & Beverages - 3.7%
Arca Continental S.A.B de C.V.	1,341,874	$9,200,936
Booker Group PLC	15,095,999	29,905,857
Britvic PLC	833,189	8,974,439
Calbee, Inc.	399,400	13,073,590
Chr. Hansen Holding A.S.	429,346	16,595,264
Coca-Cola HBC AG	320,235	6,906,076
Grupo Lala S.A.B. de C.V.	3,858,600	9,409,117

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Kerry Group PLC	292,910	$20,651,166
M. Dias Branco S.A. Industria e Comercio de Alimentos	408,800	16,303,567
P/f Bakkafrost	794,729	17,132,179
Shenguan Holdings Group Ltd.	44,005,505	14,791,576
Super Group Ltd.	4,392,000	4,389,590
Tate & Lyle PLC	488,682	4,660,928
Want Want China Holdings Ltd.	14,159,146	17,651,408

		$189,645,693
Food & Drug Stores - 2.2%
Alimentation Couche-Tard, Inc.	813,141	$25,999,892
Cosmos Pharmaceutical Corp.	108,000	13,697,561
Dairy Farm International Holdings Ltd.	2,009,409	19,149,668
E-Mart Co. Ltd.	40,821	8,916,598
FamilyMart Co. Ltd.	130,000	4,960,565
Lawson, Inc.	303,700	21,238,924
Sundrug Co. Ltd.	280,100	12,450,308
Welcia Holdings Co. Ltd.	65,800	1,961,851
Wumart Stores, Inc.	5,319,514	4,973,653

		$113,349,020
Furniture & Appliances - 0.1%
SEB S.A.	39,266	$2,961,809

Gaming & Lodging - 1.2%
Ladbrokes PLC	1,528,474	$3,206,384
Minor International Public Co. Ltd.	19,505,259	22,257,350
Paddy Power PLC	161,279	11,603,839
Shangri-La Asia Ltd.	9,386,495	13,925,887
William Hill PLC	1,783,087	10,644,968

		$61,638,428
General Merchandise - 1.9%
B&M European Value Retail S.A. (a)	4,007,940	$17,868,047
Dollarama, Inc.	520,242	44,129,640
Mitra Adiperkasa Tbk.	16,240,692	7,330,637
Poundland Group PLC (a)	1,324,210	6,779,414
Seria Co. Ltd.	108,300	4,127,595
Woolworths Holdings Ltd.	2,783,123	17,244,743

		$97,480,076
Health Maintenance Organizations - 0.5%
Odontoprev S.A.	4,081,100	$14,838,848

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Health Maintenance Organizations - continued
Qualicorp S.A. (a)	1,117,165	$11,054,126

		$25,892,974
Insurance - 3.5%
Admiral Group PLC	354,924	$7,357,939
Amlin PLC	2,552,151	17,937,207
Austbrokers Holdings Ltd.	1,685,572	14,905,605
Brasil Insurance Paticipaco e Administracao S.A.	1,536,800	5,022,735
Catlin Group Ltd.	3,478,177	29,410,718
Hiscox Ltd.	4,010,417	40,959,370
Insurance Australia Group Ltd.	1,020,578	5,468,630
Jardine Lloyd Thompson Group PLC	1,478,438	23,320,569
Samsung Fire & Marine Insurance Co. Ltd.	40,976	10,969,647
Sony Financial Holdings, Inc.	876,900	14,183,912
Storebrand A.S.A. (a)	1,722,818	9,589,162

		$179,125,494
Internet - 0.4%
51job, Inc., ADR (a)(l)	600,240	$17,965,183

Leisure & Toys - 0.1%
Shimano, Inc.	57,700	$7,018,172

Machinery & Tools - 2.5%
Aalberts Industries N.V.	242,140	$6,263,420
Burckhardt Compression Holding AG	33,597	15,517,864
Faiveley S.A.	35,347	2,253,235
Finning International, Inc.	386,833	10,911,250
GEA Group AG	862,720	37,509,225
GLORY Ltd.	95,200	2,686,519
Haitian International Holdings Ltd.	1,788,000	4,061,936
Neopost S.A.	167,887	12,339,171
Rotork PLC	213,210	9,529,656
Spirax-Sarco Engineering PLC	288,928	13,153,031
T.K. Corp. (a)	850,765	12,536,741

		$126,762,048
Medical & Health Technology & Services - 1.1%
Hogy Medical Co. Ltd.	51,200	$2,712,305
Kobayashi Pharmaceutical Co. Ltd.	401,300	24,515,250
Miraca Holdings, Inc.	630,400	26,066,688

		$53,294,243

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 3.9%
Ansell Ltd.	1,323,372	$22,536,293
Fisher & Paykel Healthcare Corp. Ltd.	7,085,395	28,706,996
Nakanishi, Inc.	466,000	17,165,626
Nihon Kohden Corp.	260,800	13,696,904
ResMed, Inc. (l)	2,865,570	14,250,835
Smith & Nephew PLC	846,063	14,211,452
Sonova Holding AG	346,486	55,294,149
Sysmex Corp.	181,600	7,302,083
Terumo Corp.	366,600	8,787,704
Top Glove Corp.	8,069,577	12,176,316
William Demant Holdings A/S (a)	60,376	4,631,502

		$198,759,860
Metals & Mining - 0.5%
Iluka Resources Ltd.	1,062,416	$7,311,359
MOIL Ltd.	4,200,697	19,466,313

		$26,777,672
Network & Telecom - 0.3%
VTech Holdings Ltd.	1,051,665	$12,975,074

Oil Services - 1.2%
AMEC PLC	627,913	$11,177,766
Fugro N.V.	176,598	5,345,444
John Wood Group PLC	955,796	11,692,237
Petroleum Geo-Services A.S.A	239,848	1,516,983
Technip	215,380	18,071,827
WorleyParsons Ltd.	841,730	11,305,222

		$59,109,479
Other Banks & Diversified Financials - 6.0%
Aeon Financial Service Co. Ltd.	730,200	$15,625,980
Aeon Thana Sinsap (Thailand) PLC, NVDR	1,330,200	4,594,677
AEON Thana Sinsap Public Co. Ltd.	1,588,300	5,486,187
BDO Unibank, Inc.	14,266,390	31,169,730
Canadian Western Bank	361,061	12,702,177
Chiba Bank Ltd.	2,538,451	17,659,796
Credicorp Ltd.	211,464	32,436,463
E.Sun Financial Holding Co. Ltd.	40,660,586	24,661,412
Federal Bank Ltd.	14,223,575	28,983,758
Julius Baer Group Ltd.	175,283	7,820,461
Jyske Bank (a)	664,957	35,805,175
Public Bank Berhad	2,503,377	14,422,748

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Security Bank Corp.	7,267,050	$23,771,443
Shizuoka Bank Ltd.	1,025,000	10,551,402
Sydbank A/S (a)	1,301,137	39,585,772

		$305,277,181
Pharmaceuticals - 2.0%
Genomma Lab Internacional S.A., “B” (a)	5,479,288	$13,165,305
Hisamitsu Pharmaceutical Co., Inc.	97,000	3,484,659
KYORIN Holdings Ltd.	377,000	7,651,716
Santen Pharmaceutical Co. Ltd.	570,600	31,944,235
Tsumura & Co.	513,000	11,445,735
Virbac SA	153,803	32,293,550

		$99,985,200
Pollution Control - 0.3%
Daiseki Co. Ltd.	741,100	$13,798,279

Railroad & Shipping - 0.3%
Pacific Basin Shipping Ltd.	16,090,752	$8,703,472
Precious Shipping Public Co. Ltd.	9,349,818	6,920,451

		$15,623,923
Real Estate - 2.5%
Ascendas India Trust, REIT	33,778,000	$20,520,459
Brasil Brokers Participacoes S.A.	2,511,100	3,395,666
Concentradora Fibra Danhos S.A. de C.V., REIT	4,554,566	12,276,184
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	10,217,900	17,901,581
Deutsche Wohnen AG	1,186,399	25,354,303
Foxtons Group PLC	2,017,570	6,983,339
IGB Trust, REIT	17,393,700	6,998,837
LEG Immobilien AG	179,700	12,453,848
Macquarie Mexico Real Estate S.A. de C.V., REIT	768,656	1,353,540
Midland Holdings Ltd. (a)	10,572,000	5,105,701
Prologis Peroperty Mexico S.A. de C.V., REIT	5,076,339	10,673,900
TAG Immobilien AG	237,520	2,684,414

		$125,701,772
Restaurants - 1.7%
Ajisen (China) Holdings Ltd.	13,082,037	$10,327,680
Domino’s Pizza UK & IRL PLC	3,926,472	36,005,789
Whitbread PLC	576,043	38,792,216

		$85,125,685

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 4.7%
Air Water, Inc.	376,000	$5,595,003
Croda International PLC	2,018,334	66,928,148
Elementis PLC	3,641,079	15,003,318
Filtrona PLC	890,916	11,455,642
Fuchs Petrolub SE	604,462	22,980,318
Japan Pure Chemical Co. Ltd.	41,700	896,545
Kansai Paint Co. Ltd.	1,037,000	15,487,632
Marine Harvest A.S.A.	1,252,087	17,537,746
Sika AG	7,849	27,108,018
SK KAKEN Co. Ltd.	58,000	4,733,075
Symrise AG	885,210	47,055,613
Tikkurila Oyj	145,978	3,036,246

		$237,817,304
Specialty Stores - 2.8%
ABC-Mart, Inc.	362,200	$18,493,914
Cj O Shopping Co. Ltd.	66,126	20,158,952
Delticom AG (l)	42,431	929,561
Esprit Holdings Ltd.	6,542,399	8,459,363
MonotaRO Co. Ltd. (l)	607,100	15,205,869
NEXT PLC	578,170	61,908,683
Nitori Co. Ltd.	174,900	10,828,092
Point, Inc.	55,910	1,090,927
Shimamura Co. Ltd.	52,800	4,852,738

		$141,928,099
Telecommunications - Wireless - 0.7%
Turkcell Iletisim Hizmetleri AS (a)	6,564,910	$34,316,149

Telephone Services - 1.0%
Bezeq - The Israel Telecommunication Corp. Ltd.	6,073,425	$10,489,704
PT XL Axiata Tbk	41,911,387	21,325,449
TDC A.S.	2,666,167	20,185,759

		$52,000,912
Tobacco - 0.4%
Swedish Match AB	581,683	$18,782,010

Trucking - 1.3%
DSV A.S.	1,132,621	$31,819,150
Kintetsu World Express, Inc.	185,300	7,062,266
Yamato Holdings Co. Ltd.	1,480,100	27,550,710

		$66,432,126

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 0.9%
Alupar Investimento S.A., IEU	1,151,100	$8,159,160
CESC Ltd.	429,738	5,218,993
Glow Energy PLC	11,338,300	33,306,803

		$46,684,956
Total Common Stocks (Identified Cost, $3,927,041,257)		$4,900,070,125

Preferred Stocks - 0.5%
Consumer Products - 0.5%
Henkel KGaA (Identified Cost, $13,056,939)	264,562	$26,418,297

Collateral for Securities Loaned - 0.5%
JPMorgan Prime Money Market Fund, 0.06%, at Cost and Net Asset Value (j)	24,985,963	$24,985,963

Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	125,995,560	$125,995,560
Total Investments (Identified Cost, $4,091,079,719)		$5,077,469,945

Other Assets, Less Liabilities - (0.4)%		(20,710,941)
Net Assets - 100.0%		$5,056,759,004

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,965,084,159)	$4,951,474,385
Underlying affiliated funds, at cost and value	125,995,560
Total investments, at value, including $23,488,268 of securities on loan (identified cost, $4,091,079,719)	$5,077,469,945
Cash	1,336,218
Receivables for
Investments sold	17,592,814
Fund shares sold	7,048,533
Interest and dividends	12,424,850
Other assets	3,267
Total assets	$5,115,875,627
Liabilities
Payables for
Investments purchased	$7,804,060
Fund shares reacquired	15,116,748
Collateral for securities loaned, at value	24,985,963
Payable to affiliates
Investment adviser	229,300
Shareholder servicing costs	4,300,862
Distribution and service fees	32,029
Program manager fees	24
Payable for independent Trustees’ compensation	3,442
Deferred country tax expense payable	5,902,655
Accrued expenses and other liabilities	741,540
Total liabilities	$59,116,623
Net assets	$5,056,759,004
Net assets consist of
Paid-in capital	$4,222,133,414
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $5,902,655 deferred country tax)	980,167,697
Accumulated net realized gain (loss) on investments and foreign currency	(206,389,525)
Undistributed net investment income	60,847,418
Net assets	$5,056,759,004
Shares of beneficial interest outstanding	180,636,546

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,555,606,754	56,273,055	$27.64
Class B	23,690,414	888,004	26.68
Class C	184,613,505	7,013,100	26.32
Class I	1,871,617,677	65,793,361	28.45
Class R1	7,402,534	289,063	25.61
Class R2	75,354,552	2,800,862	26.90
Class R3	155,508,606	5,666,060	27.45
Class R4	350,429,934	12,662,942	27.67
Class R5	823,847,130	28,925,301	28.48
Class 529A	6,174,463	226,565	27.25
Class 529B	498,850	19,430	25.67
Class 529C	2,014,585	78,803	25.56

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $29.33 [100 / 94.25 x $27.64] and $28.91 [100 / 94.25 x $27.25], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$124,874,879
Interest	977,497
Dividends from underlying affiliated funds	158,147
Foreign taxes withheld	(8,123,995)
Total investment income	$117,886,528
Expenses
Management fee	$47,259,467
Distribution and service fees	7,296,635
Program manager fees	8,980
Shareholder servicing costs	5,311,594
Administrative services fee	501,563
Independent Trustees’ compensation	52,610
Custodian fee	1,480,427
Shareholder communications	368,051
Audit and tax fees	92,672
Legal fees	48,525
Miscellaneous	327,156
Total expenses	$62,747,680
Fees paid indirectly	(229)
Reduction of expenses by investment adviser and distributor	(587,652)
Net expenses	$62,159,799
Net investment income	$55,726,729
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $131,828 country tax)	$83,920,883
Other affiliated issuers	7,557,130
Foreign currency	(546,883)
Net realized gain (loss) on investments and foreign currency	$90,931,130
Change in unrealized appreciation (depreciation)
Investments (net of $4,741,276 increase in deferred country tax)	$(53,980,595)
Translation of assets and liabilities in foreign currencies	(504,544)
Net unrealized gain (loss) on investments and foreign currency translation	$(54,485,139)
Net realized and unrealized gain (loss) on investments and foreign currency	$36,445,991
Change in net assets from operations	$92,172,720

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2014	2013
Change in net assets
From operations
Net investment income	$55,726,729	$46,084,221
Net realized gain (loss) on investments and foreign currency	90,931,130	144,163,804
Net unrealized gain (loss) on investments and foreign currency translation	(54,485,139)	504,038,518
Change in net assets from operations	$92,172,720	$694,286,543
Distributions declared to shareholders
From net investment income	$(56,530,561)	$(40,380,082)
Change in net assets from fund share transactions	$383,162,243	$634,512,606
Total change in net assets	$418,804,402	$1,288,419,067
Net assets
At beginning of period	4,637,954,602	3,349,535,535
At end of period (including undistributed net investment income of $60,847,418 and $56,101,828, respectively)	$5,056,759,004	$4,637,954,602

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.41	$23.23	$18.94	$20.24	$17.43
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.27	$0.25	$0.24	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	4.17	4.28	(1.34)	2.80
Total from investment operations	$0.53	$4.44	$4.53	$(1.10)	$3.01
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.24)	$(0.20)	$(0.20)
Net asset value, end of period (x)	$27.64	$27.41	$23.23	$18.94	$20.24
Total return (%) (r)(s)(t)(x)	1.93	19.29	24.13	(5.53)	17.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.39	1.41	1.43	1.44
Expenses after expense reductions (f)	1.34	1.39	1.41	1.42	1.44
Net investment income	0.96	1.07	1.19	1.12	1.14
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$1,555,607	$1,581,384	$1,309,494	$1,199,483	$1,359,614

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.40	$22.34	$18.15	$19.38	$16.70
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.04	$0.07	$0.07	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.28	4.06	4.14	(1.27)	2.70
Total from investment operations	$0.31	$4.10	$4.21	$(1.20)	$2.76
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)	$(0.02)	$(0.03)	$(0.08)
Net asset value, end of period (x)	$26.68	$26.40	$22.34	$18.15	$19.38
Total return (%) (r)(s)(t)(x)	1.18	18.39	23.21	(6.21)	16.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.14	2.16	2.17	2.19
Expenses after expense reductions (f)	2.10	2.13	2.16	2.17	2.19
Net investment income	0.12	0.19	0.36	0.32	0.33
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$23,690	$33,509	$45,496	$57,379	$85,229

Class C	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.14	$22.17	$18.06	$19.31	$16.66
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.08	$0.09	$0.08	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	3.99	4.08	(1.27)	2.68
Total from investment operations	$0.31	$4.07	$4.17	$(1.19)	$2.75
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$(0.06)	$(0.06)	$(0.10)
Net asset value, end of period (x)	$26.32	$26.14	$22.17	$18.06	$19.31
Total return (%) (r)(s)(t)(x)	1.17	18.41	23.17	(6.20)	16.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.14	2.16	2.18	2.19
Expenses after expense reductions (f)	2.10	2.14	2.16	2.17	2.19
Net investment income	0.21	0.32	0.45	0.37	0.38
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$184,614	$184,560	$152,757	$142,778	$170,747

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$28.20	$23.88	$19.48	$20.80	$17.90
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.35	$0.33	$0.32	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	4.29	4.37	(1.39)	2.87
Total from investment operations	$0.62	$4.64	$4.70	$(1.07)	$3.14
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.32)	$(0.30)	$(0.25)	$(0.24)
Net asset value, end of period (x)	$28.45	$28.20	$23.88	$19.48	$20.80
Total return (%) (r)(s)(x)	2.19	19.63	24.40	(5.27)	17.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.14	1.16	1.18	1.19
Expenses after expense reductions (f)	1.10	1.14	1.16	1.18	1.19
Net investment income	1.24	1.34	1.52	1.42	1.42
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$1,871,618	$1,530,692	$968,523	$845,262	$774,647

Class R1	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.52	$21.64	$17.65	$18.89	$16.33
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.17	$0.09	$0.07	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	3.80	3.99	(1.24)	2.61
Total from investment operations	$0.30	$3.97	$4.08	$(1.17)	$2.68
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.09)	$(0.09)	$(0.07)	$(0.12)
Net asset value, end of period (x)	$25.61	$25.52	$21.64	$17.65	$18.89
Total return (%) (r)(s)(x)	1.17	18.43	23.20	(6.21)	16.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.15	2.16	2.18	2.19
Expenses after expense reductions (f)	2.10	2.15	2.16	2.18	2.19
Net investment income	0.17	0.70	0.46	0.35	0.41
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$7,403	$8,642	$2,869	$2,560	$2,881

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.72	$22.66	$18.47	$19.75	$17.02
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.22	$0.20	$0.19	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	4.06	4.17	(1.31)	2.74
Total from investment operations	$0.44	$4.28	$4.37	$(1.12)	$2.90
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.22)	$(0.18)	$(0.16)	$(0.17)
Net asset value, end of period (x)	$26.90	$26.72	$22.66	$18.47	$19.75
Total return (%) (r)(s)(x)	1.65	19.03	23.82	(5.76)	17.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.64	1.66	1.68	1.69
Expenses after expense reductions (f)	1.60	1.64	1.66	1.67	1.69
Net investment income	0.70	0.89	0.99	0.91	0.89
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$75,355	$76,634	$48,637	$40,259	$42,679

Class R3	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.23	$23.09	$18.85	$20.16	$17.36
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.29	$0.27	$0.32	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	4.12	4.23	(1.42)	2.80
Total from investment operations	$0.53	$4.41	$4.50	$(1.10)	$3.01
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.27)	$(0.26)	$(0.21)	$(0.21)
Net asset value, end of period (x)	$27.45	$27.23	$23.09	$18.85	$20.16
Total return (%) (r)(s)(x)	1.94	19.29	24.15	(5.55)	17.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.39	1.41	1.44	1.44
Expenses after expense reductions (f)	1.34	1.39	1.41	1.44	1.44
Net investment income	0.96	1.15	1.29	1.46	1.18
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$155,509	$144,977	$93,526	$57,720	$21,895

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.43	$23.25	$18.97	$20.26	$17.44
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34	$0.34	$0.35	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.27	4.16	4.24	(1.39)	2.77
Total from investment operations	$0.60	$4.50	$4.58	$(1.04)	$3.06
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.32)	$(0.30)	$(0.25)	$(0.24)
Net asset value, end of period (x)	$27.67	$27.43	$23.25	$18.97	$20.26
Total return (%) (r)(s)(x)	2.19	19.56	24.42	(5.26)	17.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.14	1.16	1.19	1.20
Expenses after expense reductions (f)	1.10	1.14	1.16	1.19	1.20
Net investment income	1.15	1.36	1.60	1.61	1.56
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$350,430	$416,387	$282,570	$143,620	$50,050

Class R5	Years ended 9/30
	2014	2013	2012 (i)
Net asset value, beginning of period	$28.22	$23.88	$21.12
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.38	$0.12
Net realized and unrealized gain on investments and foreign currency	0.25	4.28	2.64	(g)
Total from investment operations	$0.65	$4.66	$2.76
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.32)	$—
Net asset value, end of period (x)	$28.48	$28.22	$23.88
Total return (%) (r)(s)(x)	2.31	19.74	13.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.02	1.05	(a)
Expenses after expense reductions (f)	0.99	1.02	1.05	(a)
Net investment income	1.36	1.48	1.61	(a)
Portfolio turnover	14	15	21
Net assets at end of period (000 omitted)	$823,847	$652,771	$438,906

See Notes to Financial Statements

32

Financial Highlights – continued

Class 529A	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.03	$22.90	$18.68	$19.97	$17.21
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.26	$0.25	$0.23	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	4.12	4.20	(1.33)	2.75
Total from investment operations	$0.52	$4.38	$4.45	$(1.10)	$2.95
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.23)	$(0.19)	$(0.19)
Net asset value, end of period (x)	$27.25	$27.03	$22.90	$18.68	$19.97
Total return (%) (r)(s)(t)(x)	1.92	19.32	24.03	(5.60)	17.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.49	1.51	1.53	1.54
Expenses after expense reductions (f)	1.34	1.40	1.46	1.51	1.54
Net investment income	0.98	1.06	1.18	1.08	1.11
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$6,174	$5,740	$4,637	$3,788	$3,607

Class 529B	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.50	$21.62	$17.60	$18.84	$16.27
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.06	$0.07	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	3.90	4.00	(1.23)	2.61
Total from investment operations	$0.28	$3.96	$4.07	$(1.18)	$2.66
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.08)	$(0.05)	$(0.06)	$(0.09)
Net asset value, end of period (x)	$25.67	$25.50	$21.62	$17.60	$18.84
Total return (%) (r)(s)(t)(x)	1.11	18.37	23.16	(6.31)	16.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.24	2.26	2.27	2.29
Expenses after expense reductions (f)	2.13	2.17	2.21	2.26	2.29
Net investment income	0.06	0.27	0.35	0.25	0.28
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$499	$748	$627	$634	$834
See Notes to Financial Statements

33

Financial Highlights – continued

Class 529C	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.41	$21.59	$17.63	$18.88	$16.32
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.06	$0.10	$0.08	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	3.89	3.96	(1.26)	2.61
Total from investment operations	$0.28	$3.95	$4.06	$(1.18)	$2.67
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.10)	$(0.07)	$(0.11)
Net asset value, end of period (x)	$25.56	$25.41	$21.59	$17.63	$18.88
Total return (%) (r)(s)(t)(x)	1.09	18.38	23.12	(6.29)	16.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.24	2.26	2.28	2.29
Expenses after expense reductions (f)	2.14	2.19	2.21	2.26	2.29
Net investment income	0.15	0.27	0.51	0.40	0.33
Portfolio turnover	14	15	21	44	34
Net assets at end of period (000 omitted)	$2,015	$1,913	$1,494	$1,026	$770

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

35

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the

36

Notes to Financial Statements – continued

value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$477,288,905	$911,613,340	$—	$1,388,902,245
Japan	777,097,874	—	—	777,097,874
Germany	166,656,126	139,773,558	—	306,429,684
France	34,508,207	209,355,571	—	243,863,778
Brazil	180,992,730	—	—	180,992,730
Canada	169,038,711	—	—	169,038,711
Denmark	21,226,766	140,454,298	—	161,681,064
Switzerland	—	149,052,730	—	149,052,730
Hong Kong	143,073,519	—	—	143,073,519
Other Countries	1,103,029,516	303,326,571	—	1,406,356,087
Mutual Funds	150,981,523	—	—	150,981,523
Total Investments	$3,223,893,877	$1,853,576,068	$—	$5,077,469,945

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,750,417,095 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $826,449,653 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each

37

Notes to Financial Statements – continued

repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $23,488,268 and a related liability of $24,985,963 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury

38

Notes to Financial Statements – continued

and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

39

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/14	9/30/13
Ordinary income (including any short-term capital gains)	$56,530,561	$40,380,082

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/14
Cost of investments	$4,119,227,660
Gross appreciation	1,182,281,203
Gross depreciation	(224,038,918)
Net unrealized appreciation (depreciation)	$958,242,285
Undistributed ordinary income	61,556,400
Capital loss carryforwards	(151,115,712)
Post-October capital loss deferral	(27,069,243)
Other temporary differences	(6,988,140)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

9/30/18	$(151,115,712)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

40

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/14	Year ended 9/30/13
Class A	$17,382,127	$14,369,907
Class B	37,531	77,374
Class C	904,534	649,081
Class I	20,620,255	13,545,285
Class R1	70,238	12,110
Class R2	767,979	483,056
Class R3	1,696,140	1,139,762
Class R4	5,187,185	4,118,307
Class R5	9,787,055	5,921,317
Class 529A	64,627	52,230
Class 529B	3,281	2,327
Class 529C	9,609	9,326
Total	$56,530,561	$40,380,082

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.850%

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets in excess of $1 billion up to $3 billion, 0.85% of average daily net assets in excess of $3 billion up to $5 billion, 0.80% of average daily net assets in excess of $5 billion up to $10 billion, and 0.75% of average daily net assets in excess of $10 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2016. For the period August 1, 2014 through September 30, 2014, this management fee reduction amounted to $355,763, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2014, this management fee reduction amounted to $188,138, which is included in the reduction of total expenses in the Statements of Operations. The management fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.92% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $894,833 and $2,424 for the year ended September 30, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the

41

Notes to Financial Statements – continued

fund, respectively. The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,152,502
Class B	0.75%	0.25%	1.00%	1.00%	291,540
Class C	0.75%	0.25%	1.00%	1.00%	1,928,166
Class R1	0.75%	0.25%	1.00%	1.00%	82,330
Class R2	0.25%	0.25%	0.50%	0.50%	400,960
Class R3	—	0.25%	0.25%	0.25%	398,661
Class 529A	—	0.25%	0.25%	0.20%	15,776
Class 529B	0.75%	0.25%	1.00%	0.99%	6,448
Class 529C	0.75%	0.25%	1.00%	1.00%	20,252
Total Distribution and Service Fees					$7,296,635

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2014, this rebate amounted to $25,679, $106, $521, $1,348, $3,378, $95, and $44 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2014, were as follows:

Amount
Class A	$4,354
Class B	27,454
Class C	12,452
Class 529B	—
Class 529C	107

42

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2016, unless MFD elects to extend the waiver. For the year ended September 30, 2014, this waiver amounted to $4,490 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2014, were as follows:

	Fee	Waiver
Class 529A	$6,310	$3,155
Class 529B	645	322
Class 529C	2,025	1,013
Total Program Manager Fees and Waivers	$8,980	$4,490

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2014, the fee was $379,343, which equated to 0.0075% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,932,251.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.0099% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

43

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $511 and is included in independent Trustees’ compensation for the year ended September 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $3,416 at September 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended September 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $25,406 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,090, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

44

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended September 30, 2014, purchases and sales of investments and short-term obligations, aggregated $1,124,295,347 and $703,620,737, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,642,057	$358,551,224	14,782,603	$371,539,911
Class B	78,344	2,140,117	117,643	2,845,161
Class C	864,294	23,374,341	1,185,817	28,536,247
Class I	24,069,078	700,713,130	28,338,203	738,481,251
Class R1	88,942	2,339,199	294,470	6,984,603
Class R2	926,207	25,548,471	1,605,372	39,374,181
Class R3	1,664,401	46,708,132	2,322,354	57,634,108
Class R4	3,897,569	110,347,485	6,928,004	173,353,935
Class R5	6,794,689	199,001,515	5,190,932	136,307,128
Class 529A	43,876	1,220,416	27,309	681,072
Class 529B	1,046	27,670	3,736	88,382
Class 529C	16,212	428,066	12,680	289,401
	51,086,715	$1,470,399,766	60,809,123	$1,556,115,380

Shares issued to shareholders in reinvestment of distributions
Class A	591,977	$16,356,339	556,157	$13,158,677
Class B	1,341	35,984	3,150	72,187
Class C	29,397	778,145	23,895	542,407
Class I	557,856	15,831,952	437,697	10,631,660
Class R1	2,728	70,237	546	12,110
Class R2	25,679	692,046	18,516	427,895
Class R3	61,835	1,696,140	48,501	1,139,762
Class R4	162,867	4,495,126	141,109	3,334,395
Class R5	344,857	9,787,055	243,776	5,921,317
Class 529A	2,373	64,627	2,239	52,230
Class 529B	127	3,281	105	2,327
Class 529C	374	9,609	423	9,326
	1,781,411	$49,820,541	1,476,114	$35,304,293

45

Notes to Financial Statements – continued

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(14,648,009)	$(418,106,160)	(14,022,073)	$(350,005,160)
Class B	(460,969)	(12,632,560)	(888,445)	(21,393,906)
Class C	(939,908)	(25,515,095)	(1,039,632)	(24,697,746)
Class I	(13,122,109)	(382,941,595)	(15,041,838)	(389,203,963)
Class R1	(141,263)	(3,718,620)	(88,930)	(2,073,033)
Class R2	(1,019,578)	(28,231,951)	(901,599)	(22,241,170)
Class R3	(1,384,726)	(38,942,143)	(1,097,495)	(27,453,983)
Class R4	(6,575,101)	(186,006,645)	(4,047,007)	(101,775,662)
Class R5	(1,341,749)	(39,431,369)	(683,793)	(17,322,220)
Class 529A	(32,039)	(895,086)	(19,659)	(495,537)
Class 529B	(11,062)	(293,172)	(3,523)	(83,751)
Class 529C	(13,097)	(343,668)	(6,976)	(160,936)
	(39,689,610)	$(1,137,058,064)	(37,840,970)	$(956,907,067)

Net change
Class A	(1,413,975)	$(43,198,597)	1,316,687	$34,693,428
Class B	(381,284)	(10,456,459)	(767,652)	(18,476,558)
Class C	(46,217)	(1,362,609)	170,080	4,380,908
Class I	11,504,825	333,603,487	13,734,062	359,908,948
Class R1	(49,593)	(1,309,184)	206,086	4,923,680
Class R2	(67,692)	(1,991,434)	722,289	17,560,906
Class R3	341,510	9,462,129	1,273,360	31,319,887
Class R4	(2,514,665)	(71,164,034)	3,022,106	74,912,668
Class R5	5,797,797	169,357,201	4,750,915	124,906,225
Class 529A	14,210	389,957	9,889	237,765
Class 529B	(9,889)	(262,221)	318	6,958
Class 529C	3,489	94,007	6,127	137,791
	13,178,516	$383,162,243	24,444,267	$634,512,606

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 8%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

46

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2014, the fund’s commitment fee and interest expense were $19,624 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	183,801,198	639,279,088	(697,084,726)	125,995,560

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$158,147	$125,995,560

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of

MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the series constituting MFS Series Trust V), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund (one of the series constituting MFS Series Trust V) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 14, 2014

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/ Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

52

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli Peter Fruzzetti Jose Luis Garcia Robert Lau

53

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

54

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

55

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5 billion and that MFS has agreed in writing to implement additional breakpoints that further reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, $3 billion, $5 billion and $10 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

56

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

57

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $112,514,202. The fund intends to pass through foreign tax credits of $5,884,641 for the fiscal year.

58

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

59

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2014

MFS® RESEARCH FUND

MFR-ANN

MFS® RESEARCH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

A rift is growing between U.S. and global economic growth. The U.S. economy has regained momentum, with a more robust labor market and steadily declining unemployment, increased consumer confidence and growing industrial output. Corporate earnings remain strong overall.

However, the rest of the global economy is struggling. The sluggish eurozone economy is now the largest impediment to global growth. With high unemployment and low inflation, the region has been unable to gain traction since the 2008 – 2009 financial crisis. The European Central Bank’s efforts to stimulate growth have had limited success.

In Asia, China is struggling to boost its industrial output and Japan’s economic momentum has slowed after its sales tax increase in April.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

November 14, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	3.0%
Exxon Mobil Corp.	2.6%
Danaher Corp.	2.0%
Visa, Inc., “A”	1.9%
Google, Inc., “A”	1.8%
JPMorgan Chase & Co.	1.7%
Wells Fargo & Co.	1.7%
MetLife, Inc.	1.4%
EMC Corp.	1.4%
Coca-Cola Co.	1.3%

Global equity sectors (i)
Technology	18.3%
Financial Services	16.7%
Capital Goods	14.1%
Health Care	13.6%
Energy	12.8%
Consumer Cyclicals	12.3%
Consumer Staples	7.4%
Telecommunications/Cable Television	4.0%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 9/30/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2014, Class A shares of the MFS Research Fund (“fund”) provided a total return of 16.27%, at net asset value. This compares with a return of 19.73% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Weak stock selection in the capital goods sector was a primary detractor from the fund’s performance relative to the S&P 500 Index. Within this sector, the fund’s unfavorable timing in tools and home-hardware manufacturer Stanley Black & Decker (h) and overweight position in global logistics services provider Expeditors International (h) of Washington held back relative returns as both stocks underperformed the benchmark. Shares of Stanley Black & Decker remained volatile for much of the first half of the reporting period, as lower organic growth and a slow

3

Management Review – continued

turnaround in its security business segment resulted in third-quarter operating shortfalls and reduced fourth quarter outlook. In the latter half of the period, the stock recovered after the company posted above-consensus earnings that were up double figures year-on-year.

Weak stock selection in the technology sector also weighed on relative performance. Most notably, not owning shares of software giant Microsoft (h) and owning put options in semiconductor company Intel detracted from relative returns. Shares of Microsoft gained on news that the software giant will undergo a restructuring plan to simplify its operations and align the recently acquired Nokia Devices and Services business with its overall strategy. The strategic acquisition of Minecraft-maker Majong further benefited the stock.

Weak stock selection in consumer staples hindered relative performance. However, there were no individual securities within this sector that were among the fund’s top relative detractors.

Elsewhere, holding shares of ITT Educational Services (b)(h) and unfavorable timing in strong-performing biotech firm Gilead Sciences (h) held back relative results. Overweight positions in independent oil and gas company Cabot Oil & Gas, retail giant Target and retail store chain Bed Bath & Beyond also detracted from relative performance.

Contributors to Performance

Stock selection in the telecommunications/cable television sector was a positive factor for relative performance. However, there were no individual securities within this sector that were among the fund’s top relative contributors for the reporting period.

Stock selection in the energy sector also contributed positively to relative performance. Not owning shares of integrated energy company Chevron was a primary contributor to relative performance. The stock came under pressure as investors appeared to have reacted unfavorably to management’s cut to its fiscal year production guidance due to a variety of issues, including the shutdown of its Angolan LNG plant, weather issues and asset sales.

Top relative contributors in other sectors included overweight positions in computer and personal electronics maker Hewlett-Packard, specialty pharmaceutical company Actavis, healthcare products manufacturer Covidien and railroad transportation services provider Union Pacific. Shares of Hewlett-Packard rallied over the reporting period as total company sales grew from strong performance in the PC segment. The company also posted very strong free cash flows that can potentially provide adequate funds for stock repurchases, dividends and strategic Mergers & Acquisitions (M&A) activity.

Elsewhere, the fund’s avoidance of weak-performing diversified technology products and services company International Business Machines (IBM), diversified industrial conglomerate General Electric and automotive company Ford Motor contributed to

4

Management Review – continued

relative performance. The fund’s out-of-benchmark holdings of semiconductor manufacturer NXP Semiconductors and retail store operator Burlington Stores were also positive factors for relative results.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/13/71	16.27%	14.60%	8.91%	N/A
B	9/07/93	15.41%	13.75%	8.14%	N/A
C	1/03/94	15.40%	13.74%	8.14%	N/A
I	1/02/97	16.54%	14.88%	9.23%	N/A
R1	4/01/05	15.41%	13.74%	N/A	7.40%
R2	10/31/03	15.99%	14.32%	8.62%	N/A
R3	4/01/05	16.29%	14.60%	N/A	8.20%
R4	4/01/05	16.56%	14.87%	N/A	8.48%
R5	5/01/06	16.62%	14.87%	N/A	7.78%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		19.73%	15.70%	8.11%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		9.59%	13.25%	8.27%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		11.41%	13.51%	8.14%	N/A
C With CDSC (1% for 12 months) (v)		14.40%	13.74%	8.14%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2014 through September 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2014 through September 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Expenses Paid During Period (p) 4/01/14-9/30/14
A	Actual	0.78%	$1,000.00	$1,045.57	$4.00
	Hypothetical (h)	0.78%	$1,000.00	$1,021.16	$3.95
B	Actual	1.53%	$1,000.00	$1,041.73	$7.83
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
C	Actual	1.53%	$1,000.00	$1,041.92	$7.83
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
I	Actual	0.54%	$1,000.00	$1,046.80	$2.77
	Hypothetical (h)	0.54%	$1,000.00	$1,022.36	$2.74
R1	Actual	1.54%	$1,000.00	$1,041.54	$7.88
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79
R2	Actual	1.04%	$1,000.00	$1,044.25	$5.33
	Hypothetical (h)	1.04%	$1,000.00	$1,019.85	$5.27
R3	Actual	0.79%	$1,000.00	$1,045.81	$4.05
	Hypothetical (h)	0.79%	$1,000.00	$1,021.11	$4.00
R4	Actual	0.53%	$1,000.00	$1,046.94	$2.72
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69
R5	Actual	0.47%	$1,000.00	$1,047.21	$2.41
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)

Aerospace - 3.1%
Honeywell International, Inc.	489,105	$45,545,458
Precision Castparts Corp.	161,226	38,191,215
United Technologies Corp.	531,538	56,130,413

		$139,867,086
Alcoholic Beverages - 0.8%
Constellation Brands, Inc., “A” (a)	249,783	$21,771,086
Molson Coors Brewing Co.	182,870	13,612,843

		$35,383,929
Apparel Manufacturers - 1.2%
Global Brands Group Holding Ltd. (a)	24,060,000	$5,298,570
Li & Fung Ltd.	4,588,000	5,211,454
NIKE, Inc., “B”	157,022	14,006,362
PVH Corp.	232,629	28,183,003

		$52,699,389
Automotive - 0.7%
Delphi Automotive PLC	520,361	$31,918,944

Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	188,164	$31,201,354
Biogen Idec, Inc. (a)	136,521	45,162,512

		$76,363,866
Broadcasting - 2.7%
Time Warner, Inc.	516,893	$38,875,523
Twenty-First Century Fox, Inc.	1,489,342	51,069,537
Walt Disney Co.	337,251	30,025,457

		$119,970,517
Brokerage & Asset Managers - 2.3%
BlackRock, Inc.	106,238	$34,880,060
Franklin Resources, Inc.	722,076	39,432,570
Intercontinental Exchange, Inc.	160,220	31,250,911

		$105,563,541
Business Services - 1.9%
Accenture PLC, “A”	364,766	$29,662,771
Fidelity National Information Services, Inc.	432,089	24,326,611

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
FleetCor Technologies, Inc. (a)	155,436	$22,090,564
Gartner, Inc. (a)	128,693	9,455,075

		$85,535,021
Cable TV - 1.8%
Charter Communications, Inc., “A” (a)	146,242	$22,136,652
Comcast Corp., “Special A”	683,175	36,549,863
Time Warner Cable, Inc.	145,084	20,818,103

		$79,504,618
Chemicals - 0.8%
E.I. du Pont de Nemours & Co.	510,099	$36,604,704

Computer Software - 3.1%
Adobe Systems, Inc. (a)	133,639	$9,246,482
Citrix Systems, Inc. (a)	438,477	31,280,949
Oracle Corp.	1,211,319	46,369,291
Qlik Technologies, Inc. (a)	608,492	16,453,624
Salesforce.com, Inc. (a)	627,784	36,116,413

		$139,466,759
Computer Software - Systems - 5.9%
Apple, Inc. (s)	1,321,202	$133,111,102
CDW Corp.	275,994	8,569,614
EMC Corp.	2,199,724	64,363,924
Hewlett-Packard Co.	1,432,797	50,821,310
NCR Corp. (a)	303,258	10,131,850

		$266,997,800
Construction - 0.8%
Sherwin-Williams Co.	172,867	$37,856,144

Consumer Products - 2.6%
Colgate-Palmolive Co.	645,844	$42,121,946
Estee Lauder Cos., Inc., “A”	296,481	22,153,060
Newell Rubbermaid, Inc.	846,127	29,115,230
Procter & Gamble Co.	295,350	24,732,609

		$118,122,845
Consumer Services - 0.7%
Priceline Group, Inc. (a)	25,705	$29,781,299

Containers - 0.6%
Crown Holdings, Inc. (a)	594,630	$26,472,928

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 2.7%
Danaher Corp. (s)	1,157,063	$87,913,647
W.W. Grainger, Inc.	128,982	32,458,320

		$120,371,967
Electronics - 2.0%
Altera Corp.	747,983	$26,762,832
Mellanox Technologies Ltd. (a)	324,013	14,538,463
Microchip Technology, Inc.	471,558	22,271,684
NXP Semiconductors N.V. (a)	354,433	24,253,850

		$87,826,829
Energy - Independent - 4.7%
Anadarko Petroleum Corp.	385,431	$39,098,121
Cabot Oil & Gas Corp.	754,923	24,678,433
EOG Resources, Inc.	199,455	19,750,034
EQT Corp.	204,519	18,721,669
Marathon Petroleum Corp.	138,648	11,739,326
Memorial Resource Development Corp. (a)	610,824	16,559,439
Noble Energy, Inc.	435,559	29,774,813
Pioneer Natural Resources Co.	151,548	29,850,410
Whiting Petroleum Corp. (a)	266,101	20,636,133

		$210,808,378
Energy - Integrated - 2.6%
Exxon Mobil Corp. (s)	1,255,275	$118,058,614

Engineering - Construction - 0.3%
Fluor Corp.	235,419	$15,723,635

Food & Beverages - 2.8%
Coca-Cola Co.	1,409,261	$60,119,074
General Mills, Inc.	538,064	27,145,329
Mondelez International, Inc.	1,112,081	38,105,455

		$125,369,858
Food & Drug Stores - 0.7%
CVS Health Corp.	421,060	$33,512,165

Gaming & Lodging - 0.4%
Wynn Resorts Ltd.	97,329	$18,208,309

General Merchandise - 1.3%
Kohl’s Corp.	470,556	$28,718,033
Target Corp.	507,141	31,787,598

		$60,505,631

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Health Maintenance Organizations - 1.0%
UnitedHealth Group, Inc.	536,650	$46,286,062

Insurance - 3.0%
ACE Ltd.	239,061	$25,070,327
American International Group, Inc.	849,831	45,907,871
MetLife, Inc.	1,198,871	64,403,350

		$135,381,548
Internet - 5.5%
eBay, Inc. (a)	487,391	$27,600,952
Facebook, Inc., “A “ (a)	633,226	50,050,183
Google, Inc., “A” (a)	140,702	82,790,464
Google, Inc., “C” (a)	86,873	50,156,995
LinkedIn Corp., “A” (a)	122,523	25,459,054
Yelp, Inc. (a)	166,110	11,337,008

		$247,394,656
Machinery & Tools - 2.4%
Eaton Corp. PLC	454,150	$28,779,486
Joy Global, Inc.	436,757	23,820,727
Roper Industries, Inc.	393,020	57,494,896

		$110,095,109
Major Banks - 6.3%
Bank of America Corp.	2,039,607	$34,775,299
Goldman Sachs Group, Inc.	158,913	29,171,659
JPMorgan Chase & Co.	1,283,966	77,346,112
Morgan Stanley	988,665	34,178,149
State Street Corp.	408,603	30,077,267
Wells Fargo & Co.	1,485,728	77,064,711

		$282,613,197
Medical & Health Technology & Services - 1.1%
Express Scripts Holding Co. (a)	366,679	$25,898,538
McKesson Corp.	119,183	23,201,355

		$49,099,893
Medical Equipment - 3.8%
Abbott Laboratories	1,181,724	$49,147,901
Covidien PLC	310,847	26,891,374
DENTSPLY International, Inc.	343,750	15,675,000
Stryker Corp.	424,539	34,281,524
Thermo Fisher Scientific, Inc.	377,294	45,916,680

		$171,912,479

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - 0.5%
Sempra Energy	215,458	$22,704,964

Natural Gas - Pipeline - 0.6%
Williams Cos., Inc.	471,715	$26,109,425

Oil Services - 2.0%
Cameron International Corp. (a)	317,227	$21,057,528
Halliburton Co.	673,351	43,437,873
Schlumberger Ltd.	232,215	23,613,943

		$88,109,344
Other Banks & Diversified Financials - 5.1%
American Express Co.	507,045	$44,386,719
BB&T Corp.	491,834	18,301,143
Citigroup, Inc.	1,153,644	59,781,832
Discover Financial Services	351,930	22,660,773
Visa, Inc., “A”	394,393	84,151,634

		$229,282,101
Pharmaceuticals - 6.0%
AbbVie, Inc.	780,761	$45,096,755
Actavis PLC (a)	225,627	54,439,283
Bristol-Myers Squibb Co.	769,393	39,377,534
Endo International PLC (a)	317,224	21,679,088
Merck & Co., Inc.	984,797	58,378,766
Valeant Pharmaceuticals International, Inc. (a)	253,979	33,322,045
Zoetis, Inc.	496,044	18,328,826

		$270,622,297
Railroad & Shipping - 1.7%
Canadian Pacific Railway Ltd.	79,599	$16,514,405
Union Pacific Corp.	543,128	58,885,938

		$75,400,343
Restaurants - 1.2%
McDonald’s Corp.	377,192	$35,761,574
YUM! Brands, Inc.	274,747	19,776,289

		$55,537,863
Specialty Chemicals - 1.0%
Albemarle Corp.	357,472	$21,055,101
W.R. Grace & Co. (a)	244,811	22,263,112

		$43,318,213

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 4.1%
Amazon.com, Inc. (a)	76,322	$24,609,266
AutoZone, Inc. (a)	44,342	22,599,344
Bed Bath & Beyond, Inc. (a)	330,428	21,752,075
Burlington Stores, Inc. (a)	569,110	22,684,725
L Brands, Inc.	420,365	28,156,048
Ross Stores, Inc.	287,101	21,699,094
Sally Beauty Holdings, Inc. (a)	607,544	16,628,479
Urban Outfitters, Inc. (a)	662,442	24,311,621

		$182,440,652
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT	347,218	$32,510,021
SBA Communications Corp. (a)	121,528	13,477,455

		$45,987,476
Telephone Services - 1.2%
Verizon Communications, Inc.	1,083,079	$54,143,119

Tobacco - 1.2%
Philip Morris International, Inc.	655,656	$54,681,710

Utilities - Electric Power - 2.4%
American Electric Power Co., Inc.	429,566	$22,427,641
CMS Energy Corp.	1,070,146	31,740,530
Northeast Utilities	604,334	26,771,996
NRG Energy, Inc.	918,313	27,990,180

		$108,930,347
Total Common Stocks (Identified Cost, $3,389,454,188)		$4,472,545,574

Put Options Purchased - 0.0%
Intel Corp. - October 2014 @ $31 (Premiums Paid, $552,852)	2,746	$27,460

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	35,567,026	$35,567,026
Total Investments (Identified Cost, $3,425,574,066)		$4,508,140,060

Other Assets, Less Liabilities - (0.1)%		(2,459,169)
Net Assets - 100.0%		$4,505,680,891

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative contracts.

16

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At September 30, 2014, the fund had cash collateral of $9,954 and other liquid securities with an aggregate value of $481,585 to cover any commitments for derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,390,007,040)	$4,472,573,034
Underlying affiliated funds, at cost and value	35,567,026
Total investments, at value (identified cost, $3,425,574,066)	$4,508,140,060
Deposits with brokers	9,954
Receivables for
Fund shares sold	4,833,573
Interest and dividends	4,037,209
Other assets	49,320
Total assets	$4,517,070,116
Liabilities
Payables for
Investments purchased	$220,092
Fund shares reacquired	7,842,476
Payable to affiliates
Investment adviser	110,289
Shareholder servicing costs	2,858,811
Distribution and service fees	24,405
Payable for independent Trustees’ compensation	155,733
Accrued expenses and other liabilities	177,419
Total liabilities	$11,389,225
Net assets	$4,505,680,891
Net assets consist of
Paid-in capital	$3,215,968,264
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,082,565,957
Accumulated net realized gain (loss) on investments and foreign currency	183,695,399
Undistributed net investment income	23,451,271
Net assets	$4,505,680,891
Shares of beneficial interest outstanding	116,160,245

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,131,105,725	54,957,966	$38.78
Class B	29,834,147	829,844	35.95
Class C	129,358,672	3,614,693	35.79
Class I	705,199,739	17,811,506	39.59
Class R1	4,422,245	125,094	35.35
Class R2	37,003,235	979,969	37.76
Class R3	58,407,245	1,514,127	38.57
Class R4	46,234,695	1,191,243	38.81
Class R5	1,364,115,188	35,135,803	38.82

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $41.15 [100 / 94.25 x $38.78]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$63,409,097
Interest	50,420
Dividends from underlying affiliated funds	43,848
Foreign taxes withheld	(7,740)
Total investment income	$63,495,625
Expenses
Management fee	$18,725,810
Distribution and service fees	7,133,649
Shareholder servicing costs	3,334,239
Administrative services fee	500,943
Independent Trustees’ compensation	70,498
Custodian fee	183,430
Shareholder communications	123,422
Audit and tax fees	55,234
Legal fees	41,916
Dividend and interest expense on securities sold short	34,830
Miscellaneous	279,662
Total expenses	$30,483,633
Fees paid indirectly	(52)
Reduction of expenses by investment adviser and distributor	(97,812)
Net expenses	$30,385,769
Net investment income	$33,109,856
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$217,497,411
Written options	24,998
Securities sold short	1,989,973
Foreign currency	(16,542)
Net realized gain (loss) on investments and foreign currency	$219,495,840
Change in unrealized appreciation (depreciation)
Investments	$396,324,383
Securities sold short	(2,088,977)
Translation of assets and liabilities in foreign currencies	(11,334)
Net unrealized gain (loss) on investments and foreign currency translation	$394,224,072
Net realized and unrealized gain (loss) on investments and foreign currency	$613,719,912
Change in net assets from operations	$646,829,768

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2014	2013
Change in net assets
From operations
Net investment income	$33,109,856	$34,410,345
Net realized gain (loss) on investments and foreign currency	219,495,840	268,894,727
Net unrealized gain (loss) on investments and foreign currency translation	394,224,072	314,717,464
Change in net assets from operations	$646,829,768	$618,022,536
Distributions declared to shareholders
From net investment income	$(43,890,103)	$(24,130,435)
From net realized gain on investments	(77,681,194)	—
Total distributions declared to shareholders	$(121,571,297)	$(24,130,435)
Change in net assets from fund share transactions	$120,015,527	$467,187,438
Total change in net assets	$645,273,998	$1,061,079,539
Net assets
At beginning of period	3,860,406,893	2,799,327,354
At end of period (including undistributed net investment income of $23,451,271 and $34,248,060, respectively)	$4,505,680,891	$3,860,406,893

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.33	$28.74	$22.31	$22.43	$20.86
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.30	$0.25	$0.20	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	5.24	5.51	6.38	(0.15)	1.60
Total from investment operations	$5.48	$5.81	$6.63	$0.05	$1.77
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.22)	$(0.20)	$(0.17)	$(0.20)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(1.03)	$(0.22)	$(0.20)	$(0.17)	$(0.20)
Net asset value, end of period (x)	$38.78	$34.33	$28.74	$22.31	$22.43
Total return (%) (r)(s)(t)(x)	16.27	20.36	29.92	0.16	8.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.88	0.90	0.90	0.92
Expenses after expense reductions (f)	0.80	0.87	0.90	0.90	0.92
Net investment income	0.65	0.95	0.97	0.82	0.77
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$2,131,106	$1,915,947	$1,541,284	$1,204,531	$1,279,176
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.80	0.87	0.88	0.89	0.92

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$31.89	$26.70	$20.70	$20.83	$19.37
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.06	$0.05	$0.02	$0.00 (w)
Net realized and unrealized gain (loss) on investments and foreign currency	4.87	5.13	5.95	(0.15)	1.50
Total from investment operations	$4.84	$5.19	$6.00	$(0.13)	$1.50
Less distributions declared to shareholders
From net investment income	$(0.10)	$—	$—	$—	$(0.04)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(0.78)	$—	$—	$—	$(0.04)
Net asset value, end of period (x)	$35.95	$31.89	$26.70	$20.70	$20.83
Total return (%) (r)(s)(t)(x)	15.41	19.44	28.99	(0.62)	7.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.62	1.65	1.65	1.67
Expenses after expense reductions (f)	1.55	1.62	1.65	1.65	1.67
Net investment income (loss)	(0.09)	0.22	0.22	0.07	0.02
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$29,834	$31,773	$33,019	$34,609	$49,123
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.55	1.62	1.63	1.64	1.67

See Notes to Financial Statements

23

Financial Highlights – continued

Class C	Years ended 9/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$31.80	$26.64	$20.68	$20.80		$19.39
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.06	$0.05	$0.02		$0.00 (w)
Net realized and unrealized gain (loss) on investments and foreign currency	4.85	5.12	5.93	(0.14)		1.49
Total from investment operations	$4.82	$5.18	$5.98	$(0.12)		$1.49
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.02)	$(0.02)	$(0.00	)(w)	$(0.08)
From net realized gain on investments	(0.68)	—	—	—		—
Total distributions declared to shareholders	$(0.83)	$(0.02)	$(0.02)	$(0.00	)(w)	$(0.08)
Net asset value, end of period (x)	$35.79	$31.80	$26.64	$20.68		$20.80
Total return (%) (r)(s)(t)(x)	15.40	19.47	28.94	(0.56)		7.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.63	1.65	1.65		1.67
Expenses after expense reductions (f)	1.55	1.63	1.65	1.65		1.67
Net investment income (loss)	(0.10)	0.20	0.22	0.07		0.02
Portfolio turnover	39	46	61	69		73
Net assets at end of period (000 omitted)	$129,359	$107,173	$85,428	$72,558		$81,879
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.55	1.62	1.63	1.64		1.67

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$35.03	$29.31	$22.75	$22.86	$21.26
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.37	$0.33	$0.27	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	5.34	5.63	6.50	(0.15)	1.62
Total from investment operations	$5.68	$6.00	$6.83	$0.12	$1.85
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.28)	$(0.27)	$(0.23)	$(0.25)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(1.12)	$(0.28)	$(0.27)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$39.59	$35.03	$29.31	$22.75	$22.86
Total return (%) (r)(s)(x)	16.54	20.67	30.27	0.42	8.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.64	0.65	0.65	0.67
Expenses after expense reductions (f)	0.56	0.64	0.65	0.65	0.67
Net investment income	0.90	1.15	1.26	1.07	1.02
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$705,200	$559,067	$237,389	$608,723	$554,786
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.56	0.63	0.63	0.64	0.67

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$31.42	$26.32	$20.42	$20.54	$19.16
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.05	$0.05	$0.02	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	4.79	5.06	5.87	(0.14)	1.47
Total from investment operations	$4.76	$5.11	$5.92	$(0.12)	$1.47
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.01)	$(0.02)	$—	$(0.09)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(0.83)	$(0.01)	$(0.02)	$—	$(0.09)
Net asset value, end of period (x)	$35.35	$31.42	$26.32	$20.42	$20.54
Total return (%) (r)(s)(x)	15.41	19.43	28.99	(0.58)	7.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.63	1.65	1.65	1.67
Expenses after expense reductions (f)	1.56	1.63	1.65	1.65	1.67
Net investment income (loss)	(0.10)	0.19	0.22	0.07	0.02
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$4,422	$3,671	$2,688	$2,434	$2,863
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.56	1.62	1.63	1.64	1.67
See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.48	$28.07	$21.80	$21.95	$20.43
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.21	$0.18	$0.14	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	5.10	5.37	6.25	(0.16)	1.58
Total from investment operations	$5.25	$5.58	$6.43	$(0.02)	$1.69
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.17)	$(0.16)	$(0.13)	$(0.17)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(0.97)	$(0.17)	$(0.16)	$(0.13)	$(0.17)
Net asset value, end of period (x)	$37.76	$33.48	$28.07	$21.80	$21.95
Total return (%) (r)(s)(x)	15.99	20.01	29.66	(0.13)	8.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.13	1.15	1.15	1.17
Expenses after expense reductions (f)	1.06	1.13	1.15	1.15	1.17
Net investment income	0.40	0.67	0.71	0.57	0.52
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$37,003	$33,970	$17,583	$11,711	$9,733
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.06	1.13	1.13	1.14	1.17

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.16	$28.64	$22.24	$22.37	$20.82
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.29	$0.26	$0.21	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	5.21	5.49	6.35	(0.15)	1.59
Total from investment operations	$5.45	$5.78	$6.61	$0.06	$1.76
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.26)	$(0.21)	$(0.19)	$(0.21)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(1.04)	$(0.26)	$(0.21)	$(0.19)	$(0.21)
Net asset value, end of period (x)	$38.57	$34.16	$28.64	$22.24	$22.37
Total return (%) (r)(s)(x)	16.26	20.33	29.93	0.19	8.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.88	0.90	0.90	0.93
Expenses after expense reductions (f)	0.81	0.88	0.90	0.90	0.92
Net investment income	0.65	0.92	0.96	0.84	0.77
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$58,407	$61,690	$35,774	$8,582	$8,954
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.81	0.88	0.89	0.89	0.92

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.35	$28.75	$22.32	$22.45	$20.88
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.37	$0.32	$0.26	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	5.23	5.51	6.38	(0.16)	1.60
Total from investment operations	$5.57	$5.88	$6.70	$0.10	$1.82
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.28)	$(0.27)	$(0.23)	$(0.25)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(1.11)	$(0.28)	$(0.27)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$38.81	$34.35	$28.75	$22.32	$22.45
Total return (%) (r)(s)(x)	16.56	20.65	30.27	0.34	8.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.63	0.65	0.64	0.67
Expenses after expense reductions (f)	0.55	0.63	0.65	0.64	0.67
Net investment income	0.90	1.19	1.21	1.02	1.01
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$46,235	$27,088	$20,829	$12,225	$739
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.55	0.62	0.63	0.64	0.67

See Notes to Financial Statements

29

Financial Highlights – continued

Class R5 (y)	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.37	$28.75	$22.30	$22.42	$20.86
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.40	$0.31	$0.24	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	5.23	5.51	6.38	(0.15)	1.60
Total from investment operations	$5.59	$5.91	$6.69	$0.09	$1.80
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.29)	$(0.24)	$(0.21)	$(0.24)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(1.14)	$(0.29)	$(0.24)	$(0.21)	$(0.24)
Net asset value, end of period (x)	$38.82	$34.37	$28.75	$22.30	$22.42
Total return (%) (r)(s)(x)	16.62	20.74	30.25	0.31	8.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.54	0.60	0.75	0.77
Expenses after expense reductions (f)	0.49	0.54	0.60	0.75	0.77
Net investment income	0.97	1.28	1.13	0.96	0.93
Portfolio turnover	39	46	61	69	73
Net assets at end of period (000 omitted)	$1,364,115	$1,120,028	$825,334	$219	$197
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.48	0.54	0.58	0.74	0.77

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

31

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining

32

Notes to Financial Statements – continued

whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,472,573,034	$—	$—	$4,472,573,034
Mutual Funds	35,567,026	—	—	35,567,026
Total Investments	$4,508,140,060	$—	$—	$4,508,140,060

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

33

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at September 30, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$27,460	$—

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$440,441	$24,998

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended September 30, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$(525,392)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right

34

Notes to Financial Statements – continued

to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the

35

Notes to Financial Statements – continued

premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended September 30, 2014:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	662	24,998
Options expired	(662)	(24,998)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2014, this expense amounted to $34,830. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the

36

Notes to Financial Statements – continued

short sale deposited with the broker, at least equals the current market value of the security sold short. At September 30, 2014, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

37

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/14	9/30/13
Ordinary income (including any short-term capital gains)	$48,900,693	$24,130,435
Long-term capital gains	72,670,604	—
Total distributions	$121,571,297	$24,130,435

38

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/14
Cost of investments	$3,427,213,811
Gross appreciation	1,096,443,101
Gross depreciation	(15,516,852)
Net unrealized appreciation (depreciation)	$1,080,926,249
Undistributed ordinary income	54,025,324
Undistributed long-term capital gain	155,088,079
Other temporary differences	(327,025)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/14	Year ended 9/30/13	Year ended 9/30/14	Year ended 9/30/13
Class A	$19,451,208	$12,248,800	$38,073,954	$—
Class B	93,400	—	656,471	—
Class C	505,888	71,423	2,379,834	—
Class I	7,306,546	2,556,786	11,477,084	—
Class R1	17,737	1,148	81,284	—
Class R2	305,384	117,394	710,407	—
Class R3	643,254	332,823	1,237,629	—
Class R4	358,515	211,113	569,105	—
Class R5	15,208,171	8,590,948	22,495,426	—
Total	$43,890,103	$24,130,435	$77,681,194	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.40% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2016. For the period

39

Notes to Financial Statements – continued

August 1, 2014 through September 30, 2014, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $185,417 for the year ended September 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,200,318
Class B	0.75%	0.25%	1.00%	1.00%	314,521
Class C	0.75%	0.25%	1.00%	1.00%	1,228,112
Class R1	0.75%	0.25%	1.00%	1.00%	41,367
Class R2	0.25%	0.25%	0.50%	0.50%	188,328
Class R3	—	0.25%	0.25%	0.25%	161,003
Total Distribution and Service Fees					$7,133,649

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2014, this rebate amounted to $86,669, $1,330, $2,579, and $318 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a

40

Notes to Financial Statements – continued

CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2014, were as follows:

Amount
Class A	$2,024
Class B	26,164
Class C	10,319

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2014, the fee was $589,919, which equated to 0.0135% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,369,377.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended September 30, 2014, these costs for the fund amounted to $374,943 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective January 1, 2014, the fund no longer participates in this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.0115% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

41

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,768 and the Retirement Deferral plan resulted in an expense of $16,993. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $109,160 at September 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $46,559 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended September 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $21,743 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,916, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for

42

Notes to Financial Statements – continued

payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended September 30, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $1,724,384,530 and $1,680,344,571, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,913,906	$255,347,730	11,059,118	$340,610,784
Class B	81,793	2,808,375	131,317	3,825,706
Class C	594,647	20,272,178	612,221	18,209,812
Class I	7,655,875	286,081,137	10,097,746	329,168,412
Class R1	22,968	783,379	32,463	946,827
Class R2	205,342	7,349,923	591,809	18,293,482
Class R3	338,940	12,369,380	987,895	30,855,221
Class R4	800,176	29,713,452	368,857	11,270,965
Class R5	3,126,935	113,714,538	4,644,143	143,903,562
	19,740,582	$728,440,092	28,525,569	$897,084,771

Shares issued to shareholders in reinvestment of distributions
Class A	1,528,023	$53,816,975	380,245	$10,969,844
Class B	22,062	724,749	—	—
Class C	75,079	2,455,190	2,277	61,264
Class I	518,785	18,619,191	86,162	2,531,434
Class R1	3,066	99,020	43	1,148
Class R2	26,869	923,482	3,698	104,278
Class R3	53,579	1,877,419	11,574	332,296
Class R4	26,360	927,620	7,325	211,113
Class R5	1,071,734	37,703,597	298,193	8,590,948
	3,325,557	$117,147,243	789,517	$22,802,325

43

Notes to Financial Statements – continued

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,295,999)	$(344,285,399)	(9,251,680)	$(289,414,077)
Class B	(270,232)	(9,293,630)	(371,748)	(10,733,003)
Class C	(425,527)	(14,640,845)	(450,477)	(12,862,465)
Class I	(6,324,155)	(243,431,715)	(2,321,627)	(75,460,100)
Class R1	(17,761)	(598,543)	(17,816)	(505,271)
Class R2	(266,757)	(9,708,848)	(207,484)	(6,334,322)
Class R3	(684,218)	(25,393,252)	(442,813)	(14,007,818)
Class R4	(423,760)	(16,201,561)	(312,069)	(10,004,632)
Class R5	(1,651,122)	(62,018,015)	(1,063,876)	(33,377,970)
	(19,359,531)	$(725,571,808)	(14,439,590)	$(452,699,658)

Net change
Class A	(854,070)	$(35,120,694)	2,187,683	$62,166,551
Class B	(166,377)	(5,760,506)	(240,431)	(6,907,297)
Class C	244,199	8,086,523	164,021	5,408,611
Class I	1,850,505	61,268,613	7,862,281	256,239,746
Class R1	8,273	283,856	14,690	442,704
Class R2	(34,546)	(1,435,443)	388,023	12,063,438
Class R3	(291,699)	(11,146,453)	556,656	17,179,699
Class R4	402,776	14,439,511	64,113	1,477,446
Class R5	2,547,547	89,400,120	3,878,460	119,116,540
	3,706,608	$120,015,527	14,875,496	$467,187,438

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 11%, 9%, 4% and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Income Fund, were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds

44

Notes to Financial Statements – continued

managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2014, the fund’s commitment fee and interest expense were $16,757 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	28,559,515	531,939,364	(524,931,853)	35,567,026

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$43,848	$35,567,026

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2014

46

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/ Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

50

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

51

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

52

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

53

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that MFS has agreed in writing to implement a breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

54

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

55

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $97,134,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 95.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

56

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

57

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

58

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2014

MFS® TOTAL RETURN FUND

MTR-ANN

MFS® TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

A rift is growing between U.S. and global economic growth. The U.S. economy has regained momentum, with a more robust labor market and steadily declining unemployment, increased consumer confidence and growing industrial output. Corporate earnings remain strong overall.

However, the rest of the global economy is struggling. The sluggish eurozone economy is now the largest impediment to global growth. With high unemployment and low inflation, the region has been unable to gain traction since the 2008 – 2009 financial crisis. The European Central Bank’s efforts to stimulate growth have had limited success.

In Asia, China is struggling to boost its industrial output and Japan’s economic momentum has slowed after its sales tax increase in April.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

November 14, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 0.875%, 12/31/16	3.0%
U.S. Treasury Bonds, 4.5%, 8/15/39	2.6%
JPMorgan Chase & Co.	2.4%
U.S. Treasury Notes, 3.125%, 5/15/21	2.3%
U.S. Treasury Notes, 2.125%, 5/31/15	2.0%
Fannie Mae, 4%, 30 Years	1.7%
Wells Fargo & Co.	1.6%
Philip Morris International, Inc.	1.5%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.4%

Composition including fixed income credit quality (a)(i)
AAA	1.1%
AA	1.0%
A	4.8%
BBB	5.7%
BB	0.3%
CCC	0.1%
C	0.1%
U.S. Government	14.3%
Federal Agencies	11.5%
Not Rated (o)	0.0%
Non-Fixed Income	59.8%
Cash & Other	1.3%

Equity sectors
Financial Services	13.7%
Health Care	7.8%
Consumer Staples	5.8%
Industrial Goods & Services	5.4%
Technology	4.9%
Energy	4.9%
Utilities & Communications	4.1%
Leisure	4.0%
Retailing	3.4%
Basic Materials	2.6%
Autos & Housing	1.4%
Special Products & Services	1.0%
Transportation	0.8%

Fixed income sectors (i)
U.S. Treasury Securities	14.3%
Mortgage-Backed Securities	11.1%
Investment Grade Corporates	9.5%
Commercial Mortgage-Backed Securities	1.6%
Emerging Markets Bonds	0.8%
Non-U.S. Government Bonds	0.4%
U.S. Government Agencies	0.4%
Collateralized Debt Obligations	0.3%
High Yield Corporates	0.3%
Asset-Backed Securities	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 9/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2014, Class A shares of the MFS Total Return Fund (“fund”) provided a total return of 11.55%, at net asset value. This compares with a return of 19.73% and 3.96% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 13.28%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Management Review – continued

Detractors from Performance

Within the equity portion of the fund, an underweight position in the technology sector detracted from relative performance relative to the S&P 500 index. Underweight positions in computer and personal electronics maker Apple, software company Microsoft, semiconductor company Intel and internet search giant Google weighed on relative performance. Shares of Apple rose during the period as the company announced strong second and third-quarter 2014 results, driven by sales of the iPhone and Mac products. Additionally, the much-anticipated release of the iPhone 6 and iPhone 6 Plus models aided the stock’s performance. Shares of Microsoft rose on news that the software giant would reduce its workforce to simplify its operations and align the recently acquired Nokia Devices and Services business with the company’s overall strategy. The company’s strategic acquisition of Minecraft-maker Mojang further benefited the stock.

Stock selection in the health care sector was also among the top relative detractors. Not owning equity shares of biotechnology firm Gilead Sciences hampered relative performance during the reporting period. The company reported strong earnings and higher-than-expected revenue guidance driven by sales of their hepatitis C infection drug Sovaldi.

Security selection in consumer staples was an additional factor that weakened relative results. The fund’s overweight position in tobacco company Philip Morris International and holdings of spirits maker Diageo (b) (United Kingdom) hurt relative performance. Shares of Philip Morris declined as the company experienced substantial headwinds from its foreign currency exposure and weaker volume trends during the reporting period. Diageo’s shares fell after the world’s largest spirits company reported weaker-than-expected results during the period due to slowing growth in emerging markets.

Elsewhere, the portfolio’s holding in mining and metals company Vale (b) (Brazil) and the fund’s overweight position in shares of building systems and aerospace products and services provider United Technologies detracted from relative performance as both stocks underperformed the benchmark.

Within the fixed income portion of the fund, yield curve (y) positioning relative to the Barclays Index, particularly the fund’s lesser exposure to shifts in the middle (centered around 7 to 10 years) of the yield curve was an area of relative weakness. The fund’s lesser exposure to bonds in the agency and telecom sectors also weakened relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Within the equity portion of the fund, stock selection in retailing contributed to performance relative to the S&P 500 Index. An overweight position in drug store

Management Review – continued

retailer CVS Health and not holding internet retailer Amazon supported relative returns. CVS Health posted results that were ahead of market consensus, led largely by better-than-expected results from its pharmacy benefit manager business segment (PBM).

Elsewhere, overweight positions in computer defense contractor Lockheed Martin, personal electronics maker Hewlett-Packard, tobacco company Lorillard, telecommunications firm Frontier Communications and global healthcare products company Covidien helped relative returns. Shares of Hewlett-Packard appreciated on the back of growth in its Enterprise Group, coupled with business stabilization in Printing and PCs. Shares of Lorillard also bolstered relative performance on news that Reynolds American would be acquiring the company at a significant premium. In addition, the company noted improving cigarette pricing trends. An underweight position in diversified financial services firm Citigroup and not holding equity shares of diversified industrial conglomerate General Electric and global auto maker Ford Motor also strengthened relative results.

Within the fixed income portion of the fund, return from yield, which was greater than that of the Barclays Index, aided relative returns. Additionally, yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve was an area of relative strength. The fund’s greater exposure to bonds in the finance sector also contributed to relative performance.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathan Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	11.55%	9.89%	6.32%	N/A
B	8/23/93	10.75%	9.10%	5.60%	N/A
C	8/01/94	10.65%	9.08%	5.59%	N/A
I	1/02/97	11.76%	10.18%	6.66%	N/A
R1	4/01/05	10.72%	9.09%	N/A	5.23%
R2	10/31/03	11.29%	9.64%	6.06%	N/A
R3	4/01/05	11.54%	9.91%	N/A	6.01%
R4	4/01/05	11.82%	10.18%	N/A	6.29%
R5	6/01/12	11.91%	N/A	N/A	14.04%
529A	7/31/02	11.53%	9.81%	6.19%	N/A
529B	7/31/02	10.63%	9.02%	5.46%	N/A
529C	7/31/02	10.66%	9.02%	5.45%	N/A
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		19.73%	15.70%	8.11%	N/A
Barclays U.S. Aggregate Bond Index (f)		3.96%	4.12%	4.62%	N/A
MFS Total Return Blended Index (f)(w)		13.28%	11.19%	6.99%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		5.14%	8.59%	5.70%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		6.75%	8.81%	5.60%	N/A
C With CDSC (1% for 12 months) (v)		9.65%	9.08%	5.59%	N/A
529A With initial Sales Charge (5.75%)		5.12%	8.52%	5.56%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		6.63%	8.73%	5.46%	N/A
529C With CDSC (1% for 12 months) (v)		9.66%	9.02%	5.45%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	MFS Total Return Blended Index is at a point in time and allocations during the period can change. As of September 30, 2014, the blended index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2014 through September 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2014 through September 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Expenses Paid During Period (p) 4/01/14-9/30/14
A	Actual	0.72%	$1,000.00	$1,029.94	$3.66
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
B	Actual	1.48%	$1,000.00	$1,026.49	$7.52
	Hypothetical (h)	1.48%	$1,000.00	$1,017.65	$7.49
C	Actual	1.48%	$1,000.00	$1,025.84	$7.52
	Hypothetical (h)	1.48%	$1,000.00	$1,017.65	$7.49
I	Actual	0.48%	$1,000.00	$1,031.24	$2.44
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43
R1	Actual	1.48%	$1,000.00	$1,026.00	$7.52
	Hypothetical (h)	1.48%	$1,000.00	$1,017.65	$7.49
R2	Actual	0.98%	$1,000.00	$1,029.08	$4.98
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
R3	Actual	0.73%	$1,000.00	$1,029.91	$3.71
	Hypothetical (h)	0.73%	$1,000.00	$1,021.41	$3.70
R4	Actual	0.48%	$1,000.00	$1,031.20	$2.44
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43
R5	Actual	0.41%	$1,000.00	$1,032.16	$2.09
	Hypothetical (h)	0.41%	$1,000.00	$1,023.01	$2.08
529A	Actual	0.76%	$1,000.00	$1,029.82	$3.87
	Hypothetical (h)	0.76%	$1,000.00	$1,021.26	$3.85
529B	Actual	1.53%	$1,000.00	$1,025.62	$7.77
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
529C	Actual	1.53%	$1,000.00	$1,026.17	$7.77
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.4%
Issuer	Shares/Par	Value ($)

Aerospace - 3.0%
General Dynamics Corp.	77,654	$9,869,047
Honeywell International, Inc.	518,366	48,270,242
Lockheed Martin Corp.	365,127	66,737,913
Northrop Grumman Corp.	162,095	21,357,637
Precision Castparts Corp.	24,374	5,773,713
United Technologies Corp.	518,047	54,705,763

		$206,714,315
Airlines - 0.1%
Copa Holdings S.A., “A”	43,899	$4,709,924

Alcoholic Beverages - 0.4%
Diageo PLC	1,012,334	$29,270,596

Apparel Manufacturers - 0.2%
Hanesbrands, Inc.	100,750	$10,824,580

Automotive - 1.2%
Delphi Automotive PLC	414,279	$25,411,874
General Motors Co.	271,510	8,672,029
Johnson Controls, Inc.	608,873	26,790,412
Magna International, Inc.	220,620	20,940,137

		$81,814,452
Broadcasting - 1.6%
Omnicom Group, Inc.	315,542	$21,728,222
Time Warner, Inc.	400,916	30,152,892
Twenty-First Century Fox, Inc.	308,741	10,586,729
Viacom, Inc., “B”	130,030	10,004,508
Walt Disney Co.	397,488	35,388,357

		$107,860,708
Brokerage & Asset Managers - 0.9%
BlackRock, Inc.	70,902	$23,278,545
Franklin Resources, Inc.	516,767	28,220,646
NASDAQ OMX Group, Inc.	204,526	8,675,993

		$60,175,184
Business Services - 1.0%
Accenture PLC, “A”	568,217	$46,207,406
Adecco S.A.	100,500	6,781,228

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Fidelity National Information Services, Inc.	114,275	$6,433,683
Fiserv, Inc. (a)	139,331	9,005,659

		$68,427,976
Cable TV - 1.4%
Comcast Corp., “Special A”	1,165,421	$62,350,024
Time Warner Cable, Inc.	230,339	33,051,343

		$95,401,367
Chemicals - 1.6%
3M Co.	362,362	$51,339,448
Celanese Corp.	139,907	8,187,358
LyondellBasell Industries N.V., “A”	94,650	10,284,669
PPG Industries, Inc.	191,605	37,696,368

		$107,507,843
Computer Software - 1.3%
Aspen Technology, Inc. (a)	148,370	$5,596,516
CA, Inc.	273,780	7,649,413
Citrix Systems, Inc. (a)	197,100	14,061,114
Microsoft Corp.	476,200	22,076,632
Oracle Corp.	769,835	29,469,284
Symantec Corp.	436,100	10,252,711

		$89,105,670
Computer Software - Systems - 1.2%
Apple, Inc.	112,294	$11,313,621
EMC Corp.	246,980	7,226,635
Hewlett-Packard Co.	405,057	14,367,372
International Business Machines Corp.	244,849	46,479,686

		$79,387,314
Construction - 0.2%
Stanley Black & Decker, Inc.	161,498	$14,339,407

Consumer Products - 0.7%
Procter & Gamble Co.	438,038	$36,681,302
Reckitt Benckiser Group PLC	89,458	7,743,024

		$44,424,326
Containers - 0.2%
Crown Holdings, Inc. (a)	143,400	$6,384,168
Packaging Corp. of America	86,450	5,517,239

		$11,901,407

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 1.4%
Danaher Corp.	645,473	$49,043,039
Pentair PLC	189,259	12,394,572
Siemens AG	82,653	9,851,744
Tyco International Ltd.	495,656	22,091,388

		$93,380,743
Electronics - 1.5%
Broadcom Corp., “A”	752,290	$30,407,562
Hoya Corp.	216,100	7,258,832
Intel Corp.	261,240	9,096,377
Microchip Technology, Inc.	673,930	31,829,714
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	455,380	9,189,568
Texas Instruments, Inc.	357,922	17,069,300

		$104,851,353
Energy - Independent - 2.0%
Anadarko Petroleum Corp.	181,381	$18,399,289
Apache Corp.	235,408	22,097,749
Canadian Natural Resources Ltd.	171,458	6,659,429
EOG Resources, Inc.	54,322	5,378,964
EQT Corp.	106,721	9,769,240
Marathon Petroleum Corp.	109,240	9,249,351
Noble Energy, Inc.	292,274	19,979,851
Occidental Petroleum Corp.	308,034	29,617,469
Valero Energy Corp.	354,150	16,386,521

		$137,537,863
Energy - Integrated - 2.5%
Chevron Corp.	452,938	$54,044,562
Exxon Mobil Corp.	896,107	84,278,863
Petroleo Brasileiro S.A., ADR	632,450	9,417,181
Royal Dutch Shell PLC, “A”	534,907	20,402,498

		$168,143,104
Engineering - Construction - 0.1%
Fluor Corp.	78,204	$5,223,245

Food & Beverages - 2.0%
Coca-Cola Co.	197,658	$8,432,090
Dr Pepper Snapple Group, Inc.	120,571	7,753,921
General Mills, Inc.	802,227	40,472,352
Groupe Danone	252,746	16,873,349
Ingredion, Inc.	76,020	5,761,556
Kellogg Co.	61,474	3,786,798

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
Kraft Foods Group, Inc.	39,438	$2,224,303
Mondelez International, Inc.	214,975	7,366,118
Nestle S.A.	550,789	40,400,206

		$133,070,693
Food & Drug Stores - 1.4%
CVS Health Corp.	861,600	$68,574,744
Kroger Co.	563,100	29,281,200

		$97,855,944
Gaming & Lodging - 0.2%
Hilton Worldwide Holdings, Inc. (a)	213,490	$5,258,259
Wynn Resorts Ltd.	48,147	9,007,341

		$14,265,600
General Merchandise - 1.5%
Kohl’s Corp.	663,285	$40,480,284
Macy’s, Inc.	417,930	24,315,167
Target Corp.	565,817	35,465,410

		$100,260,861
Health Maintenance Organizations - 0.1%
Health Net, Inc. (a)	112,820	$5,202,130

Insurance - 4.0%
ACE Ltd.	359,959	$37,748,900
American International Group, Inc.	105,980	5,725,040
Aon PLC	278,436	24,410,484
Chubb Corp.	107,510	9,792,011
Delta Lloyd N.V.	585,760	14,062,734
Everest Re Group Ltd.	63,588	10,301,892
MetLife, Inc.	1,213,410	65,184,385
Prudential Financial, Inc.	404,729	35,591,868
Travelers Cos., Inc.	408,872	38,409,436
Validus Holdings Ltd.	431,520	16,889,693
Zurich Insurance Group AG	53,891	16,025,022

		$274,141,465
Internet - 0.9%
Facebook, Inc., “A“ (a)	509,190	$40,246,378
Google, Inc., “A” (a)	16,845	9,911,766
Google, Inc., “C” (a)	16,845	9,725,629

		$59,883,773

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 0.2%
Hasbro, Inc.	221,343	$12,172,758
Mattel, Inc.	63,717	1,952,926

		$14,125,684
Machinery & Tools - 0.9%
Caterpillar, Inc.	53,220	$5,270,377
Cummins, Inc.	149,678	19,754,502
Eaton Corp. PLC	316,605	20,063,259
Illinois Tool Works, Inc.	192,737	16,270,858

		$61,358,996
Major Banks - 6.8%
Bank of America Corp.	1,058,916	$18,054,518
Bank of New York Mellon Corp.	983,141	38,077,051
BOC Hong Kong Holdings Ltd.	1,341,500	4,275,952
Goldman Sachs Group, Inc.	257,005	47,178,408
HSBC Holdings PLC	769,874	7,835,280
JPMorgan Chase & Co.	2,657,532	160,089,728
Mizuho Financial Group, Inc.	4,917,900	8,784,286
Morgan Stanley	340,892	11,784,636
PNC Financial Services Group, Inc.	194,534	16,648,220
State Street Corp.	386,303	28,435,764
Sumitomo Mitsui Financial Group, Inc.	171,400	6,987,275
Wells Fargo & Co.	2,148,940	111,465,518

		$459,616,636
Medical & Health Technology & Services - 0.5%
AmerisourceBergen Corp.	102,624	$7,932,835
Cardinal Health, Inc.	66,224	4,961,502
Express Scripts Holding Co. (a)	300,114	21,197,052
Quest Diagnostics, Inc.	22,188	1,346,368

		$35,437,757
Medical Equipment - 2.0%
Abbott Laboratories	835,168	$34,734,637
Covidien PLC	241,570	20,898,221
Medtronic, Inc.	384,193	23,800,756
St. Jude Medical, Inc.	354,327	21,305,683
Thermo Fisher Scientific, Inc.	298,713	36,353,372

		$137,092,669
Metals & Mining - 0.4%
Rio Tinto PLC	309,640	$15,217,308
Vale S.A., ADR	841,400	9,263,814

		$24,481,122

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - 0.2%
GDF Suez	579,695	$14,498,578

Natural Gas - Pipeline - 0.3%
Williams Cos., Inc.	315,785	$17,478,700

Oil Services - 0.4%
Ensco PLC, “A”	466,370	$19,265,745
Schlumberger Ltd.	68,150	6,930,174

		$26,195,919
Other Banks & Diversified Financials - 1.4%
American Express Co.	86,457	$7,568,446
BB&T Corp.	298,710	11,114,999
Citigroup, Inc.	209,660	10,864,581
Discover Financial Services	261,020	16,807,078
SunTrust Banks, Inc.	151,424	5,758,655
U.S. Bancorp	537,412	22,479,944
Visa, Inc., “A”	78,251	16,696,416
Western Union Co.	219,853	3,526,442

		$94,816,561
Pharmaceuticals - 5.2%
Actavis PLC (a)	48,960	$11,813,069
Bayer AG	62,288	8,724,820
Bristol-Myers Squibb Co.	675,512	34,572,704
Eli Lilly & Co.	345,820	22,426,427
GlaxoSmithKline PLC	698,695	15,991,729
Johnson & Johnson	963,440	102,693,070
Merck & Co., Inc.	555,510	32,930,633
Novartis AG	48,430	4,561,045
Pfizer, Inc.	3,273,825	96,807,005
Roche Holding AG	13,894	4,114,042
Valeant Pharmaceuticals International, Inc. (a)	75,210	9,867,552
Zoetis, Inc.	239,220	8,839,179

		$353,341,275
Printing & Publishing - 0.1%
McGraw-Hill Cos., Inc.	68,917	$5,820,041
Moody’s Corp.	14,471	1,367,510
Time, Inc. (a)	15,506	363,306

		$7,550,857

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 0.3%
Canadian National Railway Co.	143,438	$10,178,360
Union Pacific Corp.	69,404	7,524,782

		$17,703,142
Real Estate - 0.5%
Annaly Mortgage Management, Inc., REIT	370,310	$3,954,911
Corio N.V., REIT	69,890	3,427,260
EPR Properties, REIT	98,370	4,985,392
Medical Properties Trust, Inc., REIT	422,000	5,173,720
Starwood Property Trust, Inc., REIT	296,390	6,508,724
Washington Prime Group, Inc. REIT	772,890	13,510,117

		$37,560,124
Restaurants - 0.5%
McDonald’s Corp.	210,551	$19,962,334
YUM! Brands, Inc.	158,380	11,400,192

		$31,362,526
Specialty Chemicals - 0.3%
FMC Corp.	72,044	$4,120,196
Marine Harvest A.S.A.	526,700	7,377,387
Praxair, Inc.	50,036	6,454,644
Valspar Corp.	16,800	1,327,032

		$19,279,259
Specialty Stores - 0.3%
Advance Auto Parts, Inc.	60,611	$7,897,613
Bed Bath & Beyond, Inc. (a)	49,700	3,271,751
Staples, Inc.	873,939	10,574,662

		$21,744,026
Telecommunications - Wireless - 0.1%
Vodafone Group PLC	2,290,342	$7,549,715

Telephone Services - 1.9%
AT&T, Inc.	313,756	$11,056,761
Bezeq - The Israel Telecommunication Corp. Ltd.	854,610	1,476,038
CenturyLink, Inc.	299,620	12,251,462
Frontier Communications Corp. (l)	3,966,530	25,822,110
TDC A.S.	1,091,566	8,264,332
Telecom Italia S.p.A.	6,115,113	5,419,623
Telefonica Brasil S.A., ADR (l)	283,210	5,573,573
Verizon Communications, Inc.	1,162,615	58,119,124
Windstream Holdings, Inc. (l)	421,180	4,540,320

		$132,523,343

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 2.7%
Altria Group, Inc.	559,170	$25,688,270
Imperial Tobacco Group PLC	64,521	2,775,434
Japan Tobacco, Inc.	448,100	14,573,720
Lorillard, Inc.	589,105	35,293,281
Philip Morris International, Inc.	1,245,116	103,842,674

		$182,173,379
Trucking - 0.4%
United Parcel Service, Inc., “B”	303,235	$29,804,968

Utilities - Electric Power - 1.4%
American Electric Power Co., Inc.	318,240	$16,615,310
Duke Energy Corp.	138,260	10,337,700
E.ON AG	668,538	12,239,533
Edison International	174,291	9,746,353
NRG Energy, Inc.	281,041	8,566,130
PG&E Corp.	197,506	8,895,670
PPL Corp.	730,173	23,978,881
Public Service Enterprise Group, Inc.	192,594	7,172,201

		$97,551,778
Total Common Stocks (Identified Cost, $2,830,363,858)		$4,028,928,857

Bonds - 38.7%
Agency - Other - 0.1%
Financing Corp., 9.65%, 11/02/18	$2,850,000	$3,743,070

Asset-Backed & Securitized - 2.2%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40 (z)	$6,051,591	$3,609,734
BlackRock Capital Finance LP, 7.75%, 9/25/26 (z)	540,963	68,421
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.536%, 1/30/25 (z)	5,792,000	5,742,670
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	7,105,112	7,590,263
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 9/15/40	11,759,829	12,773,620
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.334%, 7/15/25 (z)	7,443,000	7,335,300
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/25 (n)	3,369,000	3,366,362
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 10/25/36	2,612,470	2,493,655
Goldman Sachs Mortgage Securities Corp., FRN, 5.991%, 8/10/45	19,672,058	21,483,875

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.384%, 4/25/25 (z)	$6,757,000	$6,669,774
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 7/15/42	828,000	844,601
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.929%, 2/15/51	1,275,947	1,279,134
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.981%, 6/15/49	13,257,080	14,361,488
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 9/12/37	1,200,000	1,235,633
Merrill Lynch Mortgage Trust, “A3”, FRN, 6.028%, 6/12/50	905,860	907,194
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 6/12/50	22,737,134	24,737,911
Morgan Stanley Capital I, Inc., FRN, 0.938%, 11/15/30 (i)(n)	13,010,386	327,797
Race Point CLO Ltd., “A1A”, FRN, 0.44%, 8/01/21 (n)	3,311,539	3,289,431
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 12/25/35	6,030,093	4,891,931
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.14%, 2/15/51	9,386,275	10,117,850
Wachovia Bank Commercial Mortgage Trust, FRN, 5.933%, 6/15/49	13,568,423	14,676,841

		$147,803,485
Automotive - 0.2%
Nissan Motor Acceptance Corp., 2.35%, 3/04/19 (n)	$2,097,000	$2,099,890
Toyota Motor Credit Corp., 3.2%, 6/17/15	3,480,000	3,549,819
Toyota Motor Credit Corp., 3.4%, 9/15/21	4,890,000	5,065,820
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)	4,856,000	4,982,790

		$15,698,319
Broadcasting - 0.2%
Discovery Communications, Inc., 4.875%, 4/01/43	$3,740,000	$3,700,681
Grupo Televisa S.A.B., 5%, 5/13/45	1,839,000	1,816,730
News America, Inc., 8.5%, 2/23/25	5,903,000	7,881,172

		$13,398,583
Cable TV - 0.3%
Comcast Corp., 2.85%, 1/15/23	$6,030,000	$5,908,435
DIRECTV Holdings LLC, 4.6%, 2/15/21	3,220,000	3,499,387
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	7,170,000	10,591,022

		$19,998,844
Computer Software - Systems - 0.0%
Apple, Inc., 3.85%, 5/04/43	$2,060,000	$1,910,116

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 0.1%
ABB Finance (USA), Inc., 2.875%, 5/08/22	$1,772,000	$1,751,349
General Electric Co., 2.7%, 10/09/22	5,120,000	4,983,491
United Technologies Corp., 3.1%, 6/01/22	2,450,000	2,448,645

		$9,183,485
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	$6,003,000	$6,135,606

Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 5.2%, 8/15/15 (n)	$3,942,000	$4,097,354

Emerging Market Quasi-Sovereign - 0.3%
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	$5,880,000	$5,890,290
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (n)	1,789,000	1,837,210
Petroleos Mexicanos, 3.125%, 1/23/19 (z)	2,358,000	2,416,950
Petroleos Mexicanos, 8%, 5/03/19	4,145,000	5,034,103
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	2,402,860	2,536,123
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19 (z)	5,329,000	5,340,079

		$23,054,755
Emerging Market Sovereign - 0.1%
Republic of Peru, 7.35%, 7/21/25	$551,000	$717,678
United Mexican States, 4.75%, 3/08/44	7,817,000	7,758,373

		$8,476,051
Energy - Independent - 0.1%
Apache Corp., 3.25%, 4/15/22	$2,382,000	$2,386,990
Apache Corp., 4.75%, 4/15/43	1,827,000	1,825,789
EOG Resources, Inc., 2.625%, 3/15/23	1,718,000	1,639,470
Hess Corp., 8.125%, 2/15/19	1,740,000	2,144,955

		$7,997,204
Energy - Integrated - 0.6%
BP Capital Markets PLC, 4.5%, 10/01/20	$1,661,000	$1,814,113
BP Capital Markets PLC, 4.742%, 3/11/21	4,892,000	5,397,221
Husky Energy, Inc., 7.25%, 12/15/19	4,453,000	5,422,841
Petro-Canada, 6.05%, 5/15/18	9,475,000	10,804,371
Total Capital International S.A., 1.55%, 6/28/17	7,071,000	7,121,409
Total Capital International S.A., 3.75%, 4/10/24	6,370,000	6,540,659

		$37,100,614
Financial Institutions - 0.1%
General Electric Capital Corp., 2.3%, 1/14/19	$5,500,000	$5,554,214
General Electric Capital Corp., 3.1%, 1/09/23	3,339,000	3,304,568

		$8,858,782

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - 0.3%
Anheuser-Busch InBev S.A., 8%, 11/15/39	$5,850,000	$8,730,821
Conagra Foods, Inc., 3.2%, 1/25/23	2,123,000	2,036,127
Diageo Capital PLC, 2.625%, 4/29/23	6,190,000	5,895,257
Kraft Foods Group, Inc., 3.5%, 6/06/22	2,361,000	2,389,863
Kraft Foods Group, Inc., 5%, 6/04/42	2,130,000	2,226,815
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	1,411,000	1,421,041

		$22,699,924
Insurance - 0.2%
American International Group, Inc., 4.875%, 6/01/22	$10,460,000	$11,505,205

Insurance - Health - 0.1%
WellPoint, Inc., 3.3%, 1/15/23	$3,410,000	$3,371,416

Insurance - Property & Casualty - 0.4%
ACE Ltd., 2.7%, 3/13/23	$5,960,000	$5,724,777
Allstate Corp., 5.75%, 8/15/53	1,774,000	1,889,310
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67	8,200,000	8,989,250
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	3,278,000	3,350,185
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	5,360,000	5,902,528
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	2,925,000	3,144,375

		$29,000,425
International Market Quasi-Sovereign - 0.3%
Achmea Hypotheekbank N.V., 3.2%, 11/03/14 (n)	$394,000	$394,969
KFW International Finance, Inc., 4.875%, 6/17/19	7,250,000	8,246,397
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)	10,140,000	9,716,442

		$18,357,808
International Market Sovereign - 0.1%
Republic of Iceland, 4.875%, 6/16/16 (n)	$5,610,000	$5,839,337

Internet - 0.1%
Baidu, Inc., 3.5%, 11/28/22	$6,460,000	$6,282,486

Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/40	$5,815,000	$8,328,185

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 5/22/17 (n)	$5,970,000	$6,583,262

Major Banks - 2.0%
Banco Santander U.S. Debt S.A.U., 3.781%, 10/07/15 (n)	$2,600,000	$2,671,302
Bank of America Corp., 5.49%, 3/15/19	4,135,000	4,564,866

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Bank of America Corp., 7.625%, 6/01/19	$3,980,000	$4,808,067
Bank of America Corp., 4.1%, 7/24/23	7,970,000	8,136,549
Bank of America Corp., 4.125%, 1/22/24	10,657,000	10,860,613
BNP Paribas, 7.195% to 6/29/37, FRN to 6/29/49 (n)	3,200,000	3,720,000
Commonwealth Bank of Australia, 5%, 10/15/19 (n)	3,930,000	4,386,438
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	6,960,000	7,569,348
Goldman Sachs Group, Inc., 5.625%, 1/15/17	7,504,000	8,149,427
HSBC Holdings PLC, 5.1%, 4/05/21	3,688,000	4,150,110
HSBC Holdings PLC, 5.25%, 3/14/44	1,394,000	1,479,947
ING Bank N.V., 3.75%, 3/07/17 (n)	4,761,000	5,009,139
ING Bank N.V., 5.8%, 9/25/23 (n)	6,238,000	6,871,251
JPMorgan Chase & Co., 6.3%, 4/23/19	6,750,000	7,829,555
JPMorgan Chase & Co., 3.25%, 9/23/22	1,884,000	1,854,331
JPMorgan Chase & Co., 3.2%, 1/25/23	7,972,000	7,782,107
JPMorgan Chase & Co., 3.875%, 2/01/24	7,865,000	8,054,987
Morgan Stanley, 3.875%, 4/29/24	6,520,000	6,513,239
Morgan Stanley, 6.625%, 4/01/18	11,740,000	13,444,930
PNC Funding Corp., 5.625%, 2/01/17	6,510,000	7,096,766
Royal Bank of Scotland PLC, 2.55%, 9/18/15	1,405,000	1,425,835
Wells Fargo & Co., 2.1%, 5/08/17	6,600,000	6,731,182
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	3,543,000	3,609,431

		$136,719,420
Medical & Health Technology & Services - 0.2%
CareFusion Corp., 6.375%, 8/01/19	$6,240,000	$7,197,821
Express Scripts Holding Co., 2.65%, 2/15/17	7,200,000	7,403,832

		$14,601,653
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	$5,930,000	$5,848,836
Rio Tinto Finance (USA) PLC, 3.5%, 3/22/22	5,540,000	5,620,934

		$11,469,770
Midstream - 0.4%
Energy Transfer Partners LP, 3.6%, 2/01/23	$3,288,000	$3,200,542
Energy Transfer Partners LP, 4.9%, 2/01/24	2,630,000	2,748,981
Enterprise Products Operating LP, 6.5%, 1/31/19	5,184,000	6,073,056
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24	5,700,000	5,629,075
Kinder Morgan Energy Partners LP, 7.75%, 3/15/32	2,520,000	3,162,572
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	1,888,000	1,856,555
Spectra Energy Capital LLC, 8%, 10/01/19	5,327,000	6,590,277

		$29,261,058

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - 11.1%
Fannie Mae, 2.62%, 5/01/23	$683,752	$674,082
Fannie Mae, 3.5%, 7/01/43	11,803,404	12,080,848
Fannie Mae, 4.96%, 1/01/15	84,881	84,770
Fannie Mae, 4.877%, 4/01/15	1,533,517	1,546,904
Fannie Mae, 4.78%, 8/01/15	2,120,289	2,161,354
Fannie Mae, 4.856%, 8/01/15	592,322	603,607
Fannie Mae, 5.19%, 11/01/15	1,233,102	1,272,755
Fannie Mae, 5.662%, 2/01/16	1,123,172	1,171,342
Fannie Mae, 5.732%, 7/01/16	1,831,647	1,949,241
Fannie Mae, 5.09%, 12/01/16	1,954,140	2,101,000
Fannie Mae, 5.05%, 1/01/17	2,335,174	2,478,026
Fannie Mae, 6%, 1/01/17 - 7/01/37	24,111,719	27,059,965
Fannie Mae, 5.5%, 11/01/17 - 4/01/40	42,923,539	47,880,535
Fannie Mae, 3.8%, 2/01/18	766,975	816,722
Fannie Mae, 3.91%, 2/01/18	1,140,589	1,211,585
Fannie Mae, 5%, 2/01/18 - 3/01/41	27,904,855	30,677,963
Fannie Mae, 4.5%, 6/01/18 - 4/01/44	49,473,208	53,482,083
Fannie Mae, 3.849%, 7/01/18	1,395,439	1,486,468
Fannie Mae, 2.578%, 9/25/18	4,000,000	4,088,436
Fannie Mae, 4.6%, 9/01/19	750,842	824,031
Fannie Mae, 4.88%, 3/01/20	428,431	465,903
Fannie Mae, 2.67%, 3/01/22	957,419	959,478
Fannie Mae, 2.73%, 4/01/23	683,400	679,261
Fannie Mae, 2.41%, 5/01/23	1,036,353	1,006,302
Fannie Mae, 2.55%, 5/01/23	977,049	958,413
Fannie Mae, 2.59%, 5/01/23	1,021,499	1,004,450
Fannie Mae, 3%, 3/01/27 - 4/01/27	4,130,989	4,269,439
Fannie Mae, 2.5%, 2/01/28 - 5/01/28	3,933,957	3,979,898
Fannie Mae, 6.5%, 6/01/31 - 7/01/37	8,525,319	9,819,495
Fannie Mae, 4%, 2/01/41	1,813,293	1,913,528
Fannie Mae, 3.5%, 11/01/41 - 6/01/43	11,709,444	12,000,334
Fannie Mae, 3.5%, 4/01/43 - 9/01/43	46,412,655	47,504,932
Fannie Mae, TBA, 3%, 10/01/29	30,743,000	31,665,290
Fannie Mae, TBA, 4%, 10/01/44 - 11/01/44	105,046,000	110,673,788
Fannie Mae, TBA, 4.5%, 10/25/44	7,690,000	8,296,789
Freddie Mac, 3.034%, 10/25/20	1,781,000	1,844,129
Freddie Mac, 6%, 4/01/16 - 6/01/37	13,644,174	15,415,118
Freddie Mac, 3.882%, 11/25/17	2,574,445	2,745,826
Freddie Mac, 5%, 12/01/17 - 7/01/39	16,619,308	18,263,079
Freddie Mac, 3.154%, 2/25/18	712,000	746,662
Freddie Mac, 2.412%, 8/25/18	1,963,000	2,004,519
Freddie Mac, 4.5%, 1/01/19 - 10/01/39	11,010,293	11,815,677
Freddie Mac, 5.5%, 1/01/19 - 10/01/35	11,987,702	13,324,682

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 5.085%, 3/25/19	$6,789,000	$7,624,366
Freddie Mac, 1.869%, 11/25/19	2,200,000	2,166,875
Freddie Mac, 2.313%, 3/25/20	600,000	601,663
Freddie Mac, 3.808%, 8/25/20	5,900,000	6,330,576
Freddie Mac, 2.682%, 10/25/22	1,960,000	1,943,691
Freddie Mac, 3.32%, 2/25/23	1,059,000	1,095,127
Freddie Mac, 3.458%, 8/25/23	5,373,000	5,593,529
Freddie Mac, 6.5%, 5/01/34 - 7/01/37	4,816,078	5,534,750
Freddie Mac, 4%, 11/01/40 - 11/01/43	28,259,642	29,792,556
Freddie Mac, 3.5%, 2/01/42 - 8/01/43	29,160,498	29,861,474
Freddie Mac, 3%, 4/01/43 - 7/01/43	33,223,350	32,955,610
Freddie Mac, TBA, 4%, 10/01/44	19,172,000	20,184,512
Ginnie Mae, 4.5%, 6/20/41	1,538,863	1,675,976
Ginnie Mae, 4%, 2/20/42	4,668,621	4,957,987
Ginnie Mae, 3%, 2/15/43 - 6/20/43	12,266,844	12,384,647
Ginnie Mae, 6%, 9/15/32 - 1/15/38	6,866,703	7,905,139
Ginnie Mae, 5.5%, 12/15/32 - 4/20/35	6,658,182	7,426,552
Ginnie Mae, 4.5%, 7/15/33 - 10/20/43	23,132,331	25,200,125
Ginnie Mae, 5%, 7/20/33 - 10/15/34	2,130,076	2,360,632
Ginnie Mae, 4%, 1/20/41 - 4/20/41	15,450,948	16,444,607
Ginnie Mae, 3.5%, 12/15/41 - 7/20/43	30,619,165	31,717,018
Ginnie Mae, 3%, 7/20/43	5,008,228	5,051,183

		$753,817,304
Network & Telecom - 0.3%
Verizon Communications, Inc., 6.4%, 9/15/33	$7,225,000	$8,801,625
Verizon Communications, Inc., 6.55%, 9/15/43	10,620,000	13,268,543

		$22,070,168
Oil Services - 0.0%
Transocean, Inc., 3.8%, 10/15/22	$2,855,000	$2,620,290

Oils - 0.1%
Marathon Petroleum Corp., 3.625%, 9/15/24	$7,085,000	$6,935,216

Other Banks & Diversified Financials - 1.0%
American Express Co., 5.5%, 9/12/16	$6,317,000	$6,855,916
Banco Bradesco S.A., 6.75%, 9/29/19 (n)	3,383,000	3,788,960
Banco de Credito del Peru, 5.375%, 9/16/20	4,872,000	5,249,580
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.1%, 9/09/23 (n)	4,960,000	5,269,598
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	4,730,000	5,297,600
Capital One Financial Corp., 6.15%, 9/01/16	8,680,000	9,484,297
Citigroup, Inc., 2.5%, 9/26/18	10,880,000	10,950,764

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Discover Bank, 4.2%, 8/08/23	$4,000,000	$4,141,076
Groupe BPCE S.A., 12.5% to 8/06/19, FRN to 8/29/49 (n)	5,168,000	7,015,560
SunTrust Banks, Inc., 2.35%, 11/01/18	2,541,000	2,547,088
Swedbank AB, 2.125%, 9/29/17 (n)	1,317,000	1,330,021
U.S. Bancorp, 3.7%, 1/30/24	4,692,000	4,837,386

		$66,767,846
Pharmaceuticals - 0.5%
AbbVie, Inc., 1.2%, 11/06/15	$10,860,000	$10,900,866
Gilead Sciences, Inc., 3.7%, 4/01/24	1,862,000	1,901,919
Hospira, Inc., 6.05%, 3/30/17	5,813,000	6,349,209
Roche Holdings, Inc., 6%, 3/01/19 (n)	3,564,000	4,130,334
Teva Pharmaceutical Finance IV LLC, 3.65%, 11/10/21	7,330,000	7,450,249

		$30,732,577
Real Estate - Apartment - 0.1%
ERP Operating LP, REIT, 5.375%, 8/01/16	$1,460,000	$1,576,415
ERP Operating LP, REIT, 4.625%, 12/15/21	5,212,000	5,685,823

		$7,262,238
Real Estate - Healthcare - 0.1%
HCP, Inc., REIT, 5.375%, 2/01/21	$4,146,000	$4,626,463

Real Estate - Office - 0.0%
Boston Properties, Inc., REIT, 5%, 6/01/15	$2,006,000	$2,064,926

Real Estate - Retail - 0.1%
Simon Property Group, Inc., REIT, 4.375%, 3/01/21	$4,500,000	$4,901,823

Retailers - 0.4%
Gap, Inc., 5.95%, 4/12/21	$3,740,000	$4,253,360
Home Depot, Inc., 3.75%, 2/15/24	3,600,000	3,750,343
Home Depot, Inc., 5.95%, 4/01/41	1,578,000	1,965,836
Limited Brands, Inc., 5.25%, 11/01/14	2,262,000	2,266,524
Wal-Mart Stores, Inc., 5.25%, 9/01/35	12,347,000	14,262,761

		$26,498,824
Supermarkets - 0.1%
The Kroger Co., 4%, 2/01/24	$8,000,000	$8,209,800

Supranational - 0.1%
Asian Development Bank, 1.125%, 3/15/17	$3,322,000	$3,334,753

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - 0.3%
American Tower Trust I, REIT, 3.07%, 3/15/23 (n)	$5,960,000	$5,850,860
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	3,852,000	4,455,897
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	2,040,000	2,248,588
Rogers Communications, Inc., 6.8%, 8/15/18	8,529,000	9,986,120

		$22,541,465
Tobacco - 0.2%
Altria Group, Inc., 2.85%, 8/09/22	$6,040,000	$5,785,329
B.A.T. International Finance PLC, 3.25%, 6/07/22 (n)	5,833,000	5,816,014

		$11,601,343
Transportation - Services - 0.1%
ERAC USA Finance Co., 7%, 10/15/37 (n)	$6,381,000	$8,427,897

U.S. Government Agencies and Equivalents - 0.3%
Aid-Egypt, 4.45%, 9/15/15	$9,559,000	$9,936,810
Small Business Administration, 4.35%, 7/01/23	481,180	505,755
Small Business Administration, 4.77%, 4/01/24	1,435,997	1,517,760
Small Business Administration, 5.18%, 5/01/24	2,421,649	2,606,671
Small Business Administration, 5.52%, 6/01/24	1,227,373	1,333,850
Small Business Administration, 4.99%, 9/01/24	1,917,977	2,066,337
Small Business Administration, 4.95%, 3/01/25	1,741,073	1,879,719

		$19,846,902
U.S. Treasury Obligations - 14.2%
U.S. Treasury Bonds, 8.5%, 2/15/20	$2,148,000	$2,880,335
U.S. Treasury Bonds, 6%, 2/15/26	1,524,000	2,034,065
U.S. Treasury Bonds, 6.75%, 8/15/26	926,000	1,315,209
U.S. Treasury Bonds, 5.25%, 2/15/29	5,294,000	6,816,025
U.S. Treasury Bonds, 5.375%, 2/15/31	4,690,000	6,207,656
U.S. Treasury Bonds, 4.5%, 2/15/36	1,557,000	1,921,679
U.S. Treasury Bonds, 5%, 5/15/37	2,452,000	3,235,490
U.S. Treasury Bonds, 4.5%, 8/15/39	138,888,000	172,373,063
U.S. Treasury Bonds, 2.875%, 5/15/43	24,507,900	22,957,016
U.S. Treasury Notes, 2.125%, 5/31/15	133,407,000	135,225,738
U.S. Treasury Notes, 4.25%, 8/15/15	856,000	886,830
U.S. Treasury Notes, 0.375%, 2/15/16	95,901,500	96,021,377
U.S. Treasury Notes, 2.625%, 2/29/16	4,568,000	4,717,351
U.S. Treasury Notes, 0.875%, 12/31/16	204,051,000	204,592,959
U.S. Treasury Notes, 0.75%, 6/30/17	19,439,000	19,309,906
U.S. Treasury Notes, 4.75%, 8/15/17	2,870,000	3,170,004
U.S. Treasury Notes, 3.75%, 11/15/18	4,535,000	4,931,459
U.S. Treasury Notes, 3.125%, 5/15/19	52,370,000	55,647,210

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 3.5%, 5/15/20	$55,133,000	$59,750,389
U.S. Treasury Notes, 3.125%, 5/15/21	147,456,000	156,257,354

		$960,251,115
Utilities - Electric Power - 0.7%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23	$3,550,000	$3,641,615
MidAmerican Funding LLC, 6.927%, 3/01/29	2,785,000	3,621,753
Oncor Electric Delivery Co., 7%, 9/01/22	4,555,000	5,749,676
Pacific Gas & Electric Co., 4.6%, 6/15/43	4,920,000	5,092,161
PPL Capital Funding, Inc., 5%, 3/15/44	1,773,000	1,915,565
PPL Corp., 3.4%, 6/01/23	4,920,000	4,847,971
Progress Energy, Inc., 3.15%, 4/01/22	6,169,000	6,190,388
PSEG Power LLC, 5.32%, 9/15/16	5,099,000	5,514,752
Southern Co., 2.15%, 9/01/19	7,000,000	6,929,888
Waterford 3 Funding Corp., 8.09%, 1/02/17	2,987,363	2,987,357

		$46,491,126
Total Bonds (Identified Cost, $2,528,543,655)		$2,620,478,293

Preferred Stocks - 0.3%
Metals & Mining - 0.2%
Vale S.A.	1,281,900	$12,453,715

Utilities - Electric Power - 0.1%
Companhia Energetica de Minas Gerais	1,260,515	$7,719,383
Total Preferred Stocks (Identified Cost, $22,873,012)		$20,173,098

Convertible Preferred Stocks - 0.0%
Aerospace - 0.0%
United Technologies Corp., 7.5% (Identified Cost, $1,404,619)	27,887	$1,642,265

Money Market Funds - 3.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	259,156,492	$259,156,492

Collateral for Securities Loaned - 0.3%
JPMorgan Prime Money Market Fund, 0.06%, at Cost and Net Asset Value (j)	18,148,950	$18,148,950
Total Investments (Identified Cost, $5,660,490,586)		$6,948,527,955

Other Assets, Less Liabilities - (2.5)%		(170,962,609)
Net Assets - 100.0%		$6,777,565,346

Portfolio of Investments – continued

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $148,871,271, representing 2.2% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40	3/01/06	$6,051,591	$3,609,734
BlackRock Capital Finance LP, 7.75%, 9/25/26	10/10/96	526,799	68,421
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.536%, 1/30/25	9/26/14	5,755,800	5,742,670
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.334%, 7/15/25	9/26/14	7,333,588	7,335,300
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.384%, 4/25/25	9/26/14	6,675,916	6,669,774
Petroleos Mexicanos, 3.125%, 1/23/19	1/15/14	2,358,000	2,416,950
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19	4/28/14	5,283,484	5,340,079
Total Restricted Securities			$31,182,928
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,401,334,094)	$6,689,371,463
Underlying affiliated funds, at cost and value	259,156,492
Total investments, at value, including $17,539,062 of securities on loan (identified cost, $5,660,490,586)	$6,948,527,955
Cash	28,651,349
Receivables for
Investments sold	80,590,301
Fund shares sold	11,813,156
Interest and dividends	23,941,568
Other assets	50,700
Total assets	$7,093,575,029
Liabilities
Payables for
Distributions	$1,061,538
Investments purchased	108,859,444
TBA purchase commitments	170,292,845
Fund shares reacquired	11,959,435
Collateral for securities loaned, at value	18,148,950
Payable to affiliates
Investment adviser	133,776
Shareholder servicing costs	5,022,565
Distribution and service fees	93,824
Program manager fees	76
Payable for independent Trustees’ compensation	134,252
Accrued expenses and other liabilities	302,978
Total liabilities	$316,009,683
Net assets	$6,777,565,346
Net assets consist of
Paid-in capital	$5,405,720,002
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,287,984,991
Accumulated net realized gain (loss) on investments and foreign currency	79,491,993
Undistributed net investment income	4,368,360
Net assets	$6,777,565,346
Shares of beneficial interest outstanding	372,935,185

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,621,661,995	254,525,888	$18.16
Class B	248,181,214	13,654,908	18.18
Class C	930,404,849	50,970,934	18.25
Class I	226,527,188	12,477,497	18.15
Class R1	16,905,481	932,025	18.14
Class R2	166,274,915	9,133,061	18.21
Class R3	256,486,768	14,117,286	18.17
Class R4	249,619,449	13,736,269	18.17
Class R5	33,689,022	1,855,565	18.16
Class 529A	17,789,455	981,887	18.12
Class 529B	2,109,986	116,107	18.17
Class 529C	7,915,024	433,758	18.25

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $19.27 [100 / 94.25 x $18.16] and $19.23 [100 / 94.25 x $18.12], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$111,841,751
Interest	79,619,574
Dividends from underlying affiliated funds	211,996
Foreign taxes withheld	(1,543,628)
Total investment income	$190,129,693
Expenses
Management fee	$23,231,980
Distribution and service fees	24,916,509
Program manager fees	27,083
Shareholder servicing costs	7,198,731
Administrative services fee	501,563
Independent Trustees’ compensation	110,977
Custodian fee	290,891
Shareholder communications	278,665
Audit and tax fees	80,613
Legal fees	63,403
Miscellaneous	359,237
Total expenses	$57,059,652
Fees paid indirectly	(129)
Reduction of expenses by investment adviser and distributor	(281,816)
Net expenses	$56,777,707
Net investment income	$133,351,986
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$178,243,486
Foreign currency	(95,995)
Net realized gain (loss) on investments and foreign currency	$178,147,491
Change in unrealized appreciation (depreciation)
Investments	$394,963,642
Translation of assets and liabilities in foreign currencies	(89,219)
Net unrealized gain (loss) on investments and foreign currency translation	$394,874,423
Net realized and unrealized gain (loss) on investments and foreign currency	$573,021,914
Change in net assets from operations	$706,373,900

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2014	2013
Change in net assets
From operations
Net investment income	$133,351,986	$118,655,181
Net realized gain (loss) on investments and foreign currency	178,147,491	580,226,693
Net unrealized gain (loss) on investments and foreign currency translation	394,874,423	18,450,207
Change in net assets from operations	$706,373,900	$717,332,081
Distributions declared to shareholders
From net investment income	$(135,073,438)	$(127,400,078)
From net realized gain on investments	(52,872,854)	—
Total distributions declared to shareholders	$(187,946,292)	$(127,400,078)
Change in net assets from fund share transactions	$15,241,464	$(241,060,316)
Total change in net assets	$533,669,072	$348,871,687
Net assets
At beginning of period	6,243,896,274	5,895,024,587
At end of period (including undistributed net investment income of $4,368,360 and accumulated distributions in excess of net investment income of $1,895,880, respectively)	$6,777,565,346	$6,243,896,274

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.77	$15.19	$13.18	$13.46	$12.84
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.34	$0.34	$0.32	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.60	2.04	(0.28)	0.63
Total from investment operations	$1.91	$1.94	$2.38	$0.04	$0.94
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.36)	$(0.37)	$(0.32)	$(0.32)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.52)	$(0.36)	$(0.37)	$(0.32)	$(0.32)
Net asset value, end of period (x)	$18.16	$16.77	$15.19	$13.18	$13.46
Total return (%) (r)(s)(t)(x)	11.55	12.93	18.21	0.14	7.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.75	0.77	0.79	0.88
Expenses after expense reductions (f)	0.73	0.75	0.77	0.79	0.88
Net investment income	2.13	2.11	2.33	2.28	2.36
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$4,621,662	$4,399,349	$4,152,753	$3,898,883	$4,357,041

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.78	$15.20	$13.19	$13.47	$12.84
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.22	$0.23	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	1.60	2.04	(0.29)	0.64
Total from investment operations	$1.79	$1.82	$2.27	$(0.07)	$0.87
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.26)	$(0.21)	$(0.24)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.24)	$(0.26)	$(0.21)	$(0.24)
Net asset value, end of period (x)	$18.18	$16.78	$15.20	$13.19	$13.47
Total return (%) (r)(s)(t)(x)	10.75	12.05	17.30	(0.60)	6.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.50	1.52	1.52	1.53
Expenses after expense reductions (f)	1.48	1.50	1.52	1.52	1.53
Net investment income	1.38	1.36	1.59	1.55	1.72
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$248,181	$272,887	$338,115	$394,233	$574,454

Class C	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.86	$15.27	$13.25	$13.53	$12.90
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.22	$0.23	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.61	2.05	(0.29)	0.64
Total from investment operations	$1.78	$1.83	$2.28	$(0.07)	$0.87
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.26)	$(0.21)	$(0.24)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.24)	$(0.26)	$(0.21)	$(0.24)
Net asset value, end of period (x)	$18.25	$16.86	$15.27	$13.25	$13.53
Total return (%) (r)(s)(t)(x)	10.65	12.08	17.31	(0.59)	6.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.50	1.52	1.52	1.53
Expenses after expense reductions (f)	1.48	1.50	1.52	1.52	1.53
Net investment income	1.38	1.35	1.58	1.56	1.71
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$930,405	$836,471	$769,540	$734,645	$840,204

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.77	$15.19	$13.18	$13.46	$12.84
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.38	$0.37	$0.36	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.60	2.05	(0.28)	0.63
Total from investment operations	$1.95	$1.98	$2.42	$0.08	$0.99
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.40)	$(0.41)	$(0.36)	$(0.37)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.57)	$(0.40)	$(0.41)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$18.15	$16.77	$15.19	$13.18	$13.46
Total return (%) (r)(s)(x)	11.76	13.21	18.50	0.42	7.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.50	0.52	0.52	0.53
Expenses after expense reductions (f)	0.48	0.50	0.52	0.52	0.53
Net investment income	2.37	2.35	2.59	2.57	2.72
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$226,527	$160,246	$121,687	$109,575	$98,214

Class R1	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.75	$15.18	$13.17	$13.45	$12.83
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.22	$0.23	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.59	2.04	(0.29)	0.63
Total from investment operations	$1.78	$1.81	$2.27	$(0.07)	$0.86
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.26)	$(0.21)	$(0.24)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.24)	$(0.26)	$(0.21)	$(0.24)
Net asset value, end of period (x)	$18.14	$16.75	$15.18	$13.17	$13.45
Total return (%) (r)(s)(x)	10.72	12.02	17.36	(0.58)	6.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.50	1.52	1.52	1.53
Expenses after expense reductions (f)	1.48	1.50	1.52	1.52	1.53
Net investment income	1.38	1.36	1.58	1.56	1.71
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$16,905	$16,134	$17,900	$15,441	$17,670

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.81	$15.23	$13.22	$13.50	$12.87
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.30	$0.30	$0.29	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	1.60	2.04	(0.28)	0.64
Total from investment operations	$1.88	$1.90	$2.34	$0.01	$0.93
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.33)	$(0.29)	$(0.30)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.48)	$(0.32)	$(0.33)	$(0.29)	$(0.30)
Net asset value, end of period (x)	$18.21	$16.81	$15.23	$13.22	$13.50
Total return (%) (r)(s)(x)	11.29	12.61	17.86	(0.08)	7.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.00	1.02	1.02	1.03
Expenses after expense reductions (f)	0.98	1.00	1.02	1.02	1.03
Net investment income	1.87	1.85	2.08	2.06	2.21
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$166,275	$162,091	$154,925	$151,437	$166,794

Class R3	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.78	$15.20	$13.19	$13.47	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.34	$0.34	$0.33	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.60	2.04	(0.29)	0.64
Total from investment operations	$1.91	$1.94	$2.38	$0.04	$0.96
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.36)	$(0.37)	$(0.32)	$(0.34)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.52)	$(0.36)	$(0.37)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$18.17	$16.78	$15.20	$13.19	$13.47
Total return (%) (r)(s)(x)	11.54	12.92	18.20	0.17	7.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.75	0.77	0.77	0.78
Expenses after expense reductions (f)	0.73	0.75	0.77	0.77	0.78
Net investment income	2.13	2.11	2.32	2.31	2.46
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$256,487	$178,646	$192,389	$153,259	$160,057

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.78	$15.21	$13.19	$13.47	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.38	$0.38	$0.36	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	1.59	2.04	(0.28)	0.63
Total from investment operations	$1.96	$1.97	$2.42	$0.08	$0.99
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.40)	$(0.40)	$(0.36)	$(0.37)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.57)	$(0.40)	$(0.40)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$18.17	$16.78	$15.21	$13.19	$13.47
Total return (%) (r)(s)(x)	11.82	13.13	18.49	0.42	7.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.50	0.52	0.52	0.53
Expenses after expense reductions (f)	0.48	0.50	0.52	0.52	0.53
Net investment income	2.38	2.34	2.64	2.56	2.71
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$249,619	$182,332	$125,421	$268,667	$291,138

Class R5	Years ended 9/30
	2014	2013	2012 (i)
Net asset value, beginning of period	$16.77	$15.19	$14.30
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.40	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.59	0.91	(g)
Total from investment operations	$1.97	$1.99	$1.02
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.41)	$(0.13)
From net realized gain on investments	(0.14)	—	—
Total distributions declared to shareholders	$(0.58)	$(0.41)	$(0.13)
Net asset value, end of period (x)	$18.16	$16.77	$15.19
Total return (%) (r)(s)(x)	11.91	13.30	7.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.41	0.41	0.44	(a)
Expenses after expense reductions (f)	0.41	0.41	0.44	(a)
Net investment income	2.46	2.42	2.29	(a)(l)
Portfolio turnover	35	53	23
Net assets at end of period (000 omitted)	$33,689	$10,800	$107

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.73	$15.16	$13.16	$13.44	$12.82
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.33	$0.33	$0.31	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	1.59	2.03	(0.28)	0.63
Total from investment operations	$1.91	$1.92	$2.36	$0.03	$0.93
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.35)	$(0.36)	$(0.31)	$(0.31)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.52)	$(0.35)	$(0.36)	$(0.31)	$(0.31)
Net asset value, end of period (x)	$18.12	$16.73	$15.16	$13.16	$13.44
Total return (%) (r)(s)(t)(x)	11.53	12.84	18.11	0.06	7.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.87	0.89	0.98
Expenses after expense reductions (f)	0.77	0.80	0.82	0.88	0.98
Net investment income	2.09	2.05	2.27	2.20	2.26
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$17,789	$15,581	$13,064	$9,758	$8,965

Class 529B	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.78	$15.20	$13.19	$13.46	$12.84
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.21	$0.22	$0.21	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.60	2.04	(0.28)	0.64
Total from investment operations	$1.77	$1.81	$2.26	$(0.07)	$0.85
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.25)	$(0.20)	$(0.23)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.23)	$(0.25)	$(0.20)	$(0.23)
Net asset value, end of period (x)	$18.17	$16.78	$15.20	$13.19	$13.46
Total return (%) (r)(s)(t)(x)	10.63	11.99	17.24	(0.60)	6.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.62	1.62	1.63
Expenses after expense reductions (f)	1.53	1.55	1.57	1.61	1.63
Net investment income	1.33	1.31	1.54	1.47	1.61
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$2,110	$2,369	$3,095	$4,007	$4,828

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.85	$15.27	$13.25	$13.53	$12.90
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.21	$0.22	$0.21	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	1.60	2.05	(0.29)	0.65
Total from investment operations	$1.78	$1.81	$2.27	$(0.08)	$0.86
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.25)	$(0.20)	$(0.23)
From net realized gain on investments	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.23)	$(0.25)	$(0.20)	$(0.23)
Net asset value, end of period (x)	$18.25	$16.85	$15.27	$13.25	$13.53
Total return (%) (r)(s)(t)(x)	10.66	11.97	17.26	(0.66)	6.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.62	1.62	1.63
Expenses after expense reductions (f)	1.53	1.55	1.57	1.61	1.63
Net investment income	1.33	1.30	1.53	1.47	1.60
Portfolio turnover	35	53	23	24	32
Net assets at end of period (000 omitted)	$7,915	$6,989	$6,028	$5,091	$4,973

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,622,008,996	$—	$—	$3,622,008,996
United Kingdom	15,217,308	91,568,276	—	106,785,584
Switzerland	—	71,881,544	—	71,881,544
Canada	47,645,478	—	—	47,645,478
Brazil	44,427,666	—	—	44,427,666
Japan	37,604,113	—	—	37,604,113
France	—	31,371,928	—	31,371,928
Germany	30,816,097	—	—	30,816,097
Netherlands	3,427,260	14,062,734	—	17,489,994
Other Countries	19,651,480	21,061,340	—	40,712,820
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	983,841,087	—	983,841,087
Non-U.S. Sovereign Debt	—	59,062,704	—	59,062,704
U.S. Corporate Bonds	—	497,437,711	—	497,437,711
Residential Mortgage-Backed Securities	—	761,271,309	—	761,271,309
Commercial Mortgage-Backed Securities	—	110,336,207	—	110,336,207
Asset-Backed Securities (including CDOs)	—	30,013,271	—	30,013,271
Foreign Bonds	—	178,516,004	—	178,516,004
Mutual Funds	277,305,442	—	—	277,305,442
Total Investments	$4,098,103,840	$2,850,424,115	$—	$6,948,527,955

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $192,459,001 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $27,306,345 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable

Notes to Financial Statements – continued

market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $17,539,062 and a related liability of $18,148,950 for cash collateral received on securities loaned, both of which are

Notes to Financial Statements – continued

presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/14	9/30/13
Ordinary income (including any short-term capital gains)	$135,073,438	$127,400,078
Long-term capital gains	52,872,854	—
Total distributions	$187,946,292	$127,400,078

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/14
Cost of investments	$5,731,066,508
Gross appreciation	1,275,047,022
Gross depreciation	(57,585,575)
Net unrealized appreciation (depreciation)	$1,217,461,447
Undistributed ordinary income	35,220,399
Undistributed long-term capital gain	131,233,990
Other temporary differences	(12,070,492)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss) and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/14	Year ended 9/30/13	Year ended 9/30/14	Year ended 9/30/13
Class A	$99,800,404	$95,698,620	$36,966,691	$—
Class B	3,614,199	4,526,965	2,228,939	—
Class C	12,549,041	11,789,351	7,074,755	—
Class I	4,555,166	3,453,649	1,448,279	—
Class R1	235,348	251,731	135,153	—
Class R2	3,157,219	3,108,354	1,331,830	—
Class R3	4,872,366	4,236,128	1,757,452	—
Class R4	5,144,517	3,837,284	1,624,013	—
Class R5	646,869	46,974	92,808	—
Class 529A	364,603	317,509	133,546	—
Class 529B	30,680	37,884	19,872	—
Class 529C	103,026	95,629	59,516	—
Total	$135,073,438	$127,400,078	$52,872,854	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

Notes to Financial Statements – continued

The management fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,343,526 and $9,966 for the year ended September 30, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$11,559,745
Class B	0.75%	0.25%	1.00%	1.00%	2,641,017
Class C	0.75%	0.25%	1.00%	1.00%	9,011,987
Class R1	0.75%	0.25%	1.00%	1.00%	168,573
Class R2	0.25%	0.25%	0.50%	0.50%	835,048
Class R3	—	0.25%	0.25%	0.25%	557,634
Class 529A	—	0.25%	0.25%	0.24%	42,775
Class 529B	0.75%	0.25%	1.00%	1.00%	23,299
Class 529C	0.75%	0.25%	1.00%	1.00%	76,431
Total Distribution and Service Fees					$24,916,509

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2014, this rebate amounted to $246,375, $2,336, $5,213, $1,425, $2,237, $24, and $211 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption

Notes to Financial Statements – continued

within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2014, were as follows:

Amount
Class A	$13,303
Class B	237,923
Class C	46,948
Class 529B	668
Class 529C	96

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2016, unless MFD elects to extend the waiver. For the year ended September 30, 2014, this waiver amounted to $13,542 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2014, were as follows:

	Fee	Waiver
Class 529A	$17,110	$8,555
Class 529B	2,330	1,165
Class 529C	7,643	3,822
Total Program Manager Fees and Waivers	$27,083	$13,542

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2014, the fee was $1,584,067, which equated to 0.0238% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,614,664.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.0075% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,628 and the Retirement Deferral plan resulted in an expense of $8,666. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $87,685 at September 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $46,560 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO

Notes to Financial Statements – continued

and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended September 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $33,653 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,453, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended September 30, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,336,551,301	$1,276,297,092
Investments (non-U.S. Government securities)	$956,185,334	$1,042,717,986

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	26,720,918	$474,805,818	28,587,194	$462,225,296
Class B	1,707,369	30,335,427	1,817,829	29,363,962
Class C	7,681,898	137,041,572	6,734,514	109,724,622
Class I	4,694,486	84,285,999	3,292,430	53,482,173
Class R1	140,252	2,483,335	142,348	2,272,583
Class R2	1,563,168	27,806,634	2,000,520	32,319,484
Class R3	7,238,038	129,331,952	2,622,978	42,281,654
Class R4	5,468,706	97,224,459	3,892,116	62,372,951
Class R5	1,354,351	23,871,832	654,694	10,906,838
Class 529A	162,835	2,892,072	176,141	2,814,514
Class 529B	16,199	286,907	15,927	255,439
Class 529C	65,910	1,175,391	70,818	1,131,300
	56,814,130	$1,011,541,398	50,007,509	$809,150,816

Notes to Financial Statements – continued

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	7,189,229	$127,373,219	5,477,174	$87,322,887
Class B	302,657	5,346,775	262,015	4,154,060
Class C	862,066	15,316,298	551,090	8,809,130
Class I	293,975	5,214,499	174,926	2,801,697
Class R1	20,992	370,483	15,860	251,523
Class R2	224,701	3,988,282	173,195	2,765,582
Class R3	373,706	6,629,603	265,893	4,235,639
Class R4	332,160	5,897,491	216,627	3,467,673
Class R5	41,424	739,677	2,846	46,974
Class 529A	28,142	497,804	19,914	317,269
Class 529B	2,863	50,552	2,392	37,884
Class 529C	9,144	162,431	5,984	95,618
	9,681,059	$171,587,114	7,167,916	$114,305,936

Shares reacquired
Class A	(41,711,551)	$(742,975,632)	(45,049,721)	$(718,786,408)
Class B	(4,614,501)	(81,934,444)	(8,060,850)	(129,303,032)
Class C	(7,197,741)	(128,385,694)	(8,057,529)	(129,289,867)
Class I	(2,067,766)	(36,663,011)	(1,920,550)	(30,998,768)
Class R1	(192,312)	(3,411,172)	(374,542)	(5,925,846)
Class R2	(2,295,668)	(40,800,712)	(2,704,051)	(43,158,089)
Class R3	(4,140,874)	(74,323,116)	(4,897,623)	(78,578,597)
Class R4	(2,928,662)	(51,818,416)	(1,493,102)	(23,911,214)
Class R5	(184,310)	(3,281,681)	(20,495)	(339,003)
Class 529A	(140,143)	(2,498,686)	(126,666)	(2,020,297)
Class 529B	(44,146)	(788,008)	(80,740)	(1,286,883)
Class 529C	(56,076)	(1,006,476)	(56,914)	(919,064)
	(65,573,750)	$(1,167,887,048)	(72,842,783)	$(1,164,517,068)

Net change
Class A	(7,801,404)	$(140,796,595)	(10,985,353)	$(169,238,225)
Class B	(2,604,475)	(46,252,242)	(5,981,006)	(95,785,010)
Class C	1,346,223	23,972,176	(771,925)	(10,756,115)
Class I	2,920,695	52,837,487	1,546,806	25,285,102
Class R1	(31,068)	(557,354)	(216,334)	(3,401,740)
Class R2	(507,799)	(9,005,796)	(530,336)	(8,073,023)
Class R3	3,470,870	61,638,439	(2,008,752)	(32,061,304)
Class R4	2,872,204	51,303,534	2,615,641	41,929,410
Class R5	1,211,465	21,329,828	637,045	10,614,809
Class 529A	50,834	891,190	69,389	1,111,486
Class 529B	(25,084)	(450,549)	(62,421)	(993,560)
Class 529C	18,978	331,346	19,888	307,854
	921,439	$15,241,464	(15,667,358)	$(241,060,316)

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2014, the fund’s commitment fee and interest expense were $25,206 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	216,107,428	656,031,311	(612,982,247)	259,156,492

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$211,996	$259,156,492

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/ Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Jonathan Sage Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $71,752,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 49.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Laurie J. Thomsen and Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2014 and 2013, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Research Fund	42,155	41,665
MFS Total Return Fund	66,593	65,813

Total	108,748	107,478

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS International New Discovery Fund	46,546	46,003

For the fiscal years ended September 30, 2014 and 2013, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013[5]
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,491	6,414	1,476	748
To MFS Total Return Fund	0	0	8,982	8,875	1,812	955
Total fees billed by Deloitte To above Funds:	0	0	15,473	15,289	3,288	1,703

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013[5]	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	1,412,837	1,540,972	0	0	0	0
To MFS and MFS Related Entities of MFS Total Return Fund*	1,412,837	1,540,972	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013[5]
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	1,424,142	1,577,245
To MFS Total Return Fund, MFS and MFS Related Entities#	1,426,969	1,579,913

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	8,844	8,784	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	93,844	56,784

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2013 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2013.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: November 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: November 14, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 14, 2014

*	Print name and title of each signing officer under his or her signature.